                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [   ]
Pre-Effective Amendment No.                                              [   ]
Post-Effective Amendment No. 96                                          [ X ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 96                                                         [ X ]

(Check appropriate box or boxes)




                           U.S. GLOBAL INVESTORS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229
                    (Address of Principal Executive Offices)

                                 (210) 308-1234
               Registrant's Telephone Number, including Area Code

                           FRANK E. HOLMES, PRESIDENT
                           U.S. GLOBAL INVESTORS FUNDS
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: ________


It is proposed that this filing will become effective (check appropriate box)
         [     ]  immediately upon filing pursuant to paragraph (b)
         [     ]  60 days after filing pursuant to paragraph (a)(i)
         [  X  ]  on November 1, 2007, pursuant to paragraph (a)(i)
         [     ]  75 days after filing pursuant to paragraph (a)(ii)
         [     ]  on ___________ pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
         [     ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus               These securities have not been approved or
                         disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     U.S. GLOBAL INVESTORS FUNDS

                         China Region Opportunity Fund

Equity Funds             All American Equity Fund

                         Gold Shares Fund

Gold and Natural         World Precious Minerals Fund
Resource Funds           Global Resources Fund

                         Tax Free Fund

Tax Free Funds           Near-Term Tax Free Fund

Government Money         U.S. Government Securities Savings Fund
Market Funds             U.S. Treasury Securities Cash Fund


NOVEMBER 1, 2007                                   [U.S. Global Investors logo]

TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                         1

EQUITY FUNDS
   Fundamental Investment Objectives                                        1
   Main Investment Strategies                                               1
   Main Risks                                                               1
   Volatility and Performance Information                                   2

GOLD AND NATURAL RESOURCE FUNDS
   Fundamental Investment Objectives                                        5
   Main Investment Strategies                                               5
   Main Risks                                                               5
   Volatility and Performance Information                                   6

TAX FREE FUNDS
   Fundamental Investment Objective                                        10
   Main Investment Strategies                                              10
   Main Risks                                                              10
   Volatility and Performance Information                                  10

GOVERNMENT MONEY MARKET FUNDS
   Fundamental Investment Objectives                                       12
   Main Investment Strategies                                              13
   Main Risks                                                              13
   Volatility and Performance Information                                  13

FEES AND EXPENSES                                                          15

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
   Equity Funds                                                            18
   Gold and Natural Resource Funds                                         20
   Tax Free Funds                                                          22
   Government Money Market Funds                                           24

FUND MANAGEMENT                                                            26

COMMON INVESTMENT PRACTICES AND RELATED RISKS                              26

HOW TO BUY SHARES                                                          30

HOW TO SELL (REDEEM) SHARES                                                33

EXCHANGING SHARES                                                          34

IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES
   Funds Reserve Certain Rights                                            35
   Account Minimums                                                        35
   Short-Term Trading Fee                                                  37
   Net Asset Value (NAV) Calculation                                       38
   Signature Guarantee/Other Documentation                                 38

OTHER INFORMATION ABOUT YOUR ACCOUNT                                       39

ADDITIONAL INVESTOR SERVICES                                               40

DISTRIBUTIONS AND TAXES                                                    40

FINANCIAL HIGHLIGHTS                                                       42

RISK/RETURN SUMMARY

EQUITY FUNDS

China Region Opportunity Fund
All American Equity Fund

Investment Objectives

The China Region Opportunity Fund (China Region Fund) and All American Equity Fund (All American Fund) seek long-term capital appreciation.

The trustees for the China Region and All American Funds may change each fund's objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Main Investment Strategies


The China Region Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by China region companies as set forth on page 18 of this prospectus. The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand, and Vietnam.


The All American Fund, when investing in equity securities, will invest substantially all of its net assets in securities defined as "all American" as set forth on page 18 of this prospectus.

The portfolio team for each fund applies a "top-down" and "bottom-up" approach in selecting investments. For more information on the funds' investment strategies, please see page 18.

Main Risks

The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The China Region Fund is designed for long-term investors who can accept the special risks of investing in the China region, which typically are not associated with investing in other more established economies or securities markets.

The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. Additional risks of the funds are described on page 18 of the prospectus. As with all mutual funds, loss of money is a risk of investing in both of the funds. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk

The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.


Foreign Securities Risk/Emerging Market Risks

The China Region Fund has significant exposure to foreign markets. As a result, the fund's performance may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions, less stringent accounting, disclosure, and financial reporting requirements, in a particular country in the China region. Countries in the China region are also subject to greater social and regulatory uncertainties and to changes in government policy. These risks are generally intensified in emerging markets. Political and economic structures in emerging market countries are in their infancy and developing rapidly, and such countries may lack the political, social and economical stability characteristics of more developed countries. In addition, emerging market countries securities markets may be smaller, less liquid, and significantly more volatile than securities markets in the United States. The China Region Fund's share price will reflect the movement of the different stock markets in which they are invested.

Concentration Risk

Because the China Region Fund concentrates its investments in specific China region companies, the fund may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Diversification Risk

The China Region Fund is nondiversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.


Portfolio Turnover

Portfolio turnover for the China Region Fund and All American Equity Fund was over 100%. The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are disclosed in the Financial Highlights section.


Volatility and Performance Information


The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5-, and 10-year periods to those of a broad-based securities market index or indexes. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.

China Region Fund
Annual Total Returns*

                                           [CHINA REGION FUND GRAPH]


  (22.45)%     (33.28)%     55.73%     (18.88)%     (13.15)%     (12.26)%    81.13%    4.21%   18.68%    37.83%

   1997         1998        1999        2000         2001         2002       2003      2004    2005      2006

*As of September 30, 2007, the fund's year-to-date return was ______%.

Best quarter shown in the bar chart above: 50.81% in second quarter 1999.

Worst quarter shown in bar chart above: (33.71)% in fourth quarter 1997.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE
PERIODS ENDED DECEMBER 31, 2006)                   1 YEAR       5 YEARS     10 YEARS
CHINA REGION FUND
   RETURN BEFORE TAXES                             37.83%       22.04%        4.40%

   RETURN AFTER TAXES ON DISTRIBUTIONS             37.19%       21.64%        4.11%

   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES                           24.67%       19.42%        3.65%

Hang Seng Composite Index*                         47.87%       19.93%         N/A

Morgan Stanley Capital Far East Free ex Japan
   Index**                                         28.47%       16.72%        0.37%



                                      2

*The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock Exchange of Hong Kong, based on average market capitalization for the 12 months. This reflects returns from January 3, 2000.

**The Morgan Stanley Capital Far East Free ex Japan Index is an index in a series representing both the developed and the emerging markets for a particular region. These are not total returns. These returns reflect simple appreciation only and do not show the effect of dividend reinvestment.


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All American Fund
Annual Total Returns*

                                           [ALL AMERICAN FUND GRAPH]

  30.30%      28.84%      14.61%      (18.81)%    (19.05)%    (26.59)%     31.31%      5.05%     11.87%  10.91%

  1997        1998        1999         2000        2001        2002        2003        2004      2005    2006


*As of September 30, 2007, the fund's year-to-date return was _____________%. The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.


Best quarter shown in the bar chart above: 18.36% in fourth quarter 1998.


Worst quarter shown in the bar chart above: (19.39)% in third quarter 2002.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS ENDED
DECEMBER 31, 2006)                                1 YEAR       5 YEARS       10 YEARS
ALL AMERICAN FUND*
   RETURN BEFORE TAXES                            10.91%         4.67%        4.74%

   RETURN AFTER TAXES ON DISTRIBUTIONS             6.17%         3.69%        3.51%

   RETURN AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF FUND SHARES                           7.53%         3.52%        3.63%

S&P 500 Index**                                   15.79%         6.19%        8.42%

*The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

**The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

GOLD AND NATURAL RESOURCE FUNDS

Gold Shares Fund
World Precious Minerals Fund
Global Resources Fund

Investment Objectives


The Gold Shares Fund, World Precious Minerals Fund, and Global Resources Fund each seek long-term growth of capital plus protection against inflation and monetary instability. The Gold Shares Fund also pursues current income as a secondary objective.


The trustees for the Gold Shares Fund, World Precious Minerals Fund and Global Resources Fund may change each fund's objectives without shareholder vote. Each fund will notify you in writing 60 days before making any changes in this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Main Investment Strategies

Under normal conditions, the Gold Shares Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies predominately involved in the mining and processing of, or dealing in, gold. The fund focuses on selecting companies with established producing mines, most of which are incorporated in North America, South Africa, and Australia. The fund may make direct equity investments in securities that are subject to contractual and regulatory restriction on transfer. See page 6 for more discussion of liquidity risk.


The World Precious Minerals Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), during normal market conditions, in equity securities of companies principally engaged in the exploration for, mining and processing of precious minerals such as gold, silver, platinum, and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently has significant investments in the gold sector. The fund will not be required to invest any minimum amount of the fund's assets in gold stocks. The fund may make direct equity investments in securities that are subject to contractual and regulatory restriction on transfer. See page 6 for more discussion of liquidity risk. The fund focuses on selecting junior and intermediate exploration companies from around the world. Junior exploration companies typically have small market capitalization and no source of steady cash flow, and their growth generally comes from a major gold discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves. The volatility of these smaller mining companies is greater than that of senior producers.


As a strategy to maintain exposure to underlying equity markets while maintaining appropriate cash positions, the Gold Shares Fund and the World Precious Minerals Fund may purchase long-term equity anticipation securities (LEAPS), which are long-term equity options.

The Global Resources Fund normally invests at least 80% of its net assets in the equity securities of companies within the natural resource sector. Consistent with its investment objective, the fund may invest without limitation in the various industries of the natural resource sector, such as oil, gas, and basic materials.

All three funds may invest, without limitation, in issuers in any part of the world. The funds' portfolio teams apply a "top-down" and "bottom-up" approach in selecting investments.

For more information on the funds' investment strategies, please see page 20.

Main Risks

The funds are designed for investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in any of the funds. Additional risks of the funds are described on page 20. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk

The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

Foreign Securities Risk

The funds may have significant exposure to foreign markets. As a result, the funds' performance may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region.

Industry/Concentration Risk

Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The Gold Shares and World Precious Minerals Funds invest in securities that typically respond to changes in the price of gold. Prices of gold and other precious metals can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time, and the funds may be more volatile than other types of investments.

Diversification Risk

The funds are nondiversified and may invest a significant portion of their total assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Price Volatility Risk

The value of a fund's shares may fluctuate significantly in the short term.

Options Risk

Investing in options, LEAPS, warrants and other instruments with option-type elements ("options") may increase the volatility and/or transaction expenses of a fund. An option may expire without value, resulting in a loss of a fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.




Liquidity Risk

The Gold Shares, World Precious Minerals and Global Resources Funds may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the fund could liquidate these securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.





Portfolio Turnover

Portfolio turnover for the Global Resources Fund was over 100%. The length of time the Global Resources Fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are disclosed in the Financial Highlights section.


Volatility and Performance Information


The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5-, and 10-year periods to those of broad-based securities market indexes. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.

Gold Shares Fund
Annual Total Returns*

                                            [GOLD SHARES FUND GRAPH]

  (57.37)%    (32.98)%    (2.62)%    (29.84)%    11.11%      81.38%     67.08%     (6.44)%     32.80%     50.19%

   1997        1998        1999       2000        2001        2002       2003       2004        2005       2006

*As of September 30, 2007, the fund's year-to-date return was ________%.

Best quarter shown in the bar chart above: 52.41% in first quarter 2002.

Worst quarter shown in the bar chart above: (38.74)% in fourth quarter 1997.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE
PERIODS ENDED
DECEMBER 31,
2006)                                            1 YEAR       5 YEARS     10 YEARS
GOLD SHARES FUND
   RETURN BEFORE TAXES                            50.19%       41.39%       2.06%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS                                50.19%       41.24%       1.83%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES                               32.62%       37.61%       1.60%

S&P 500 Index*                                    15.79%        6.19%       8.42%

Philadelphia Stock
   Exchange Gold & Silver
   Index**                                        12.52%       22.86%       3.47%

*The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

**The Philadelphia Stock Exchange Gold & Silver Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

World Precious Minerals Fund
Annual Total Returns*

                                      [WORLD PRECIOUS MINERALS FUND GRAPH]

  (41.08)%    (15.77)%    (12.69)%   (38.08)%     7.52%      83.42%     92.70%      0.97%      30.89%     52.30%

   1997        1998        1999       2000        2001        2002       2003       2004        2005       2006

*As of September 30, 2007, the fund's year-to-date return was _______%.


Best quarter shown in the bar chart above: 49.72% in first quarter 2002.

Worst quarter shown in the bar chart above: (30.36)% in fourth quarter 1997.


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE
PERIODS ENDED
DECEMBER 31,
2006)                                                 1 YEAR       5 YEARS     10 YEARS
WORLD PRECIOUS
   MINERALS FUND
     RETURN BEFORE TAXES                               52.30%      48.02%        7.45%

     RETURN AFTER TAXES ON
       DISTRIBUTIONS                                   47.32%      44.94%        6.25%

     RETURN AFTER TAXES ON
       DISTRIBUTIONS AND SALE
       OF FUND SHARES                                  35.22%      41.82%        5.77%

S&P 500 Index*                                         15.79%       6.19%        8.42%

AMEX Gold BUGS Index**                                 23.58%      40.19%        8.43%

*The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

**The AMEX Gold BUGS Index is a modified equal-dollar weighted index of companies involved in major gold mining.


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Global Resources Fund
Annual Total Returns.

                                         [GLOBAL RESOURCES FUND GRAPH]

    (2.75)%    (38.52)%    14.54%      10.66%     (13.53)%    17.79%     99.56%     30.41%     48.97%     22.19%

     1997       1998        1999        2000       2001        2002       2003       2004       2005       2006

*As of September 30, 2007, the fund's year-to-date return was__________%.


Best quarter shown in the bar chart above: 35.85% in fourth quarter 2003.

Worst quarter shown in bar chart above: (24.59)% in fourth quarter 1997.


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS
ENDED DECEMBER 31,
2006)                                                    1 YEAR      5 YEARS      10 YEARS
   GLOBAL RESOURCES FUND
     RETURN BEFORE TAXES                                 22.19%       41.01%      13.83%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS                                       16.74%       38.27%      12.26%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES                                      15.33%       35.65%      11.47%

S&P 500 Index*                                           15.79%        6.19%       8.42%

S&P Energy and Materials
Index**                                                  22.96%       17.53%      12.38%

*The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

**The S&P Energy and Materials Index is a combination of the S&P Energy Index and the S&P Materials Index calculated on a 70% and 30% weighting, respectively, with monthly rebalancing of weights.


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TAX FREE FUNDS

Tax Free Fund
Near-Term Tax Free Fund

Investment Objective

The two tax free funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

The trustees for the Tax Free Fund and Near-Term Tax Free Fund may change each fund's objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Main Investment Strategies

Under normal market conditions, each of the tax free funds invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax.

The tax free funds differ in the maturity of the debt securities they purchase. While the Tax Free Fund may invest in debt securities of any maturity, the Near-Term Tax Free Fund will maintain a weighted-average portfolio maturity of five years or less.

The funds' portfolio team applies a two-step approach in choosing investments. It begins by analyzing various macroeconomic factors in an attempt to forecast interest rate movements, and then it positions each fund's portfolio by selecting investments that it believes will, in the whole, best fit that forecast. For more information on the funds' investment strategies, please see page 22.

Main Risks

The funds are designed for investors who primarily seek current income that is substantially free from federal taxes. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in each fund. Additional risks of the funds are described on page
23. An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest Rate Risk

Because the funds invest primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund's weighted-average maturity, the more sensitive it is to changes in interest rates. Since the Tax Free Fund normally has a longer weighted-average maturity than the Near-Term Tax Free Fund, it is subject to greater interest rate risks.

Call Risk

A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the funds may have to replace it with a lower-yielding security.

Credit Risk

There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, state, or local law may limit the sources of funds for the payment of principal and interest.

Income Risk

The funds are subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

Volatility and Performance Information


The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5-, and 10-year periods to those of a broad-based securities market index. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.

Tax Free Fund Annual Total Returns*

    9.09%        5.61%       (4.43)%      11.74%     3.81%       9.00%       3.69%     2.14%      2.78%    4.51%

    1997         1998        1999         2000       2001        2002        2003      2004       2005     2006

*As of September 30, 2007, the fund's year-to-date return was _______%. The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

Best quarter shown in the bar chart above: 4.84% in fourth quarter 2000.

Worst quarter shown in the bar chart above: (3.07)% in second quarter 2004.


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS
ENDED DECEMBER 31,
2006)                                                      1 YEAR      5 YEARS     10 YEARS
TAX FREE FUND*
   RETURN BEFORE TAXES                                      4.51%      4.39%          4.70%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS                                          4.33%      4.31%          4.60%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES                                         4.24%      4.24%          4.56%

Lehman 10-Year Municipal
   Bond Index**                                             4.71%      5.46%          5.70%

*The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

**The Lehman Brothers 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million, and have a maturity of 8 to 12 years.


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Near-Term Tax Free Fund
Annual Total Returns*

      4.64%       0.40%      6.49%       4.62%       7.20%       3.31%      1.75%      0.98%    2.89%

      1998        1999       2000        2001        2002        2003       2004       2005     2006

*As of September 30, 2007, the fund's year-to-date return was ______%. The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.


Best quarter shown in the bar chart above: 3.11% in third quarter 2002.

Worst quarter shown in the bar chart above: (1.57)% in second quarter 2004.


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS
ENDED DECEMBER 31,
2006)                                                  1 YEAR       5 YEARS     10 YEARS
NEAR-TERM TAX FREE FUND*
   RETURN BEFORE TAXES                                  2.89%        3.20%       3.85%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS                                      2.79%        3.13%       3.74%

   RETURN AFTER TAXES ON
     DISTRIBUTIONS AND SALE
     OF FUND SHARES                                     2.95%        3.11%       3.72%

Lehman 3-Year Municipal
   Bond Index**                                         3.04%        3.01%       4.04%

*The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

**The Lehman Brothers 3-Year Municipal Bond is a total return benchmark designed for municipal assets. The index includes bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million, and have a maturity of two to four years.


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

GOVERNMENT MONEY MARKET FUNDS

U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund

Investment Objectives

         * U.S. Government Securities Savings Fund (Government Securities Savings Fund) seeks to achieve a consistently high yield with safety of principal.

         *        U.S. Treasury Securities Cash Fund (Treasury Securities Cash
                  Fund) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity.

The trustees for the Government Securities Savings Fund and Treasury Securities Cash Fund may change each fund's objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Main Investment Strategies

Under normal circumstances, the Government Securities Savings Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.

Under normal circumstances, the Treasury Securities Cash Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in United States Treasury debt securities, including repurchase agreements collateralized with such securities. The income from these obligations may be exempt from state and local income taxes.

The Government Securities Savings Fund is designed to provide a higher yield than the Treasury Securities Cash Fund, but with somewhat less safety of principal and liquidity.


The funds seek to provide a stable net asset value of $1 per share by investing in securities with maturities of 397 days or less, and by maintaining an average maturity of 90 days or less. However, there can be no assurance that they can always do so (each is measured in accordance with Securities and Exchange Commission rules applicable to money market funds).


The funds' portfolio team applies a two-step approach in choosing investments. It begins by analyzing various macroeconomic factors in an attempt to forecast interest rate movements, and then it positions each fund's portfolio by selecting investments that it believes will, in the whole, best fit that forecast.

For more information on the funds' investment strategies, please see page 24.

Main Risks

The Government Securities Savings Fund invests in various United States government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank, and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

The funds are designed for investors who primarily seek current income. The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. Additional risks of the funds are described on page 24. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

Income Risk

The funds are subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

Volatility and Performance Information


The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5-, and 10-year periods. How each fund performed in the past, before and after taxes, is not an indication of how it will perform in the future.

Government Securities Savings Fund
Annual Total Returns*

      5.36%       5.27%       4.84%      6.04%      3.79%        1.48%      0.73%       0.92%     2.71%    4.51%

      1997        1998        1999       2000       2001         2002       2003        2004      2005     2006

*As of September 30, 2007, the fund's year-to-date return was _______%. The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.


Best quarter shown in the bar chart above: 1.56% in fourth quarter 2000.

Worst quarter shown in the bar chart above: 0.15% in third quarter 2000.


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS
ENDED DECEMBER 31,
2006)                                                           1 YEAR     5 YEARS      10 YEARS
GOVERNMENT SECURITIES
   SAVINGS FUND*                                                4.51%       2.06%         3.55%

*The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

The 7-day yield on December 31, 2006, was 4.83%. For the fund's current yield, call 1-800-US-FUNDS.

Treasury Securities Cash Fund
Annual Total Returns*

     4.47%       4.33%       3.84%      5.19%       2.94%      0.87%       0.18%      0.34%     2.10%    4.04%

     1997        1998        1999       2000        2001       2002        2003       2004      2005     2006

*As of September 30, 2007, the fund's year-to-date return was _____%.


Best quarter shown in the bar chart above: 1.37% in third quarter 2000.

Worst quarter shown in the bar chart above: 0.02% in third quarter 2003.


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS
ENDED DECEMBER 31,
2005)                                                          1 YEAR     5 YEARS     10 YEARS
TREASURY SECURITIES CASH FUND*                                  4.04%      1.49%        2.81%

*The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

The 7-day yield on December 31, 2006, was 4.30%. For the fund's current yield call 1-800-US-FUNDS.

FEES AND EXPENSES

Shareholder Transaction Expenses--Direct Fees

These fees are paid directly from your account.


Maximum sales charge                                                                      None
Account closing fee(1)                                                                 $    10
Administrative exchange fee                                                            $     5
Small account fee - All funds except money market funds(2)                             $    24
                    Money market funds(3)                                              $    60
Short-term traders fees(4)
*        Global Resources Fund shares held 30 days or less(5)                             0.25%
*        Gold Shares Fund and World Precious Minerals Fund held 30 days or less(5)        0.50%
*        All American Fund shares held 30 days or less(5)                                 0.10%
*        China Region Fund shares held 180 days or less(5)                                1.00%

(1)      Does not apply to exchanges

(2) $6 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Minimum Balance Fee" section on page 35 for exemptions and other pertinent information.)

(3) $5 per month for account balances that fall below $1,000 at any time during the month. (See "Minimum Balance Fee" section on page 35 for exemptions and other pertinent information.)

(4) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 37 for pertinent information.)

(5)      Percentage of value of shares redeemed or exchanged


Annual Fund Operating Expenses--Indirect Fees
Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends.


Equity Funds

                                                                           CHINA REGION         ALL AMERICAN
                                                                           FUND                 FUND
Management Fees                                                                        %                   %
Distribution (12b-1)
   Fees                                                                              --                  --
Other Expenses*
                                                                               --------             -------
Acquired Fund Fees and Expenses

Total Annual Fund
   Operating Expenses

Expense Reimbursement**

                                                                               --------             -------
Net Expenses

*Other Expenses have been restated to reflect that transfer agent fees have been restated to assume that the fee agreement that went into effect on April 1, 2007, was in effect for the fiscal year ended June 30, 2007.

**Contractual waivers for the fiscal year ended June 30, 2007.

Gold and Natural Resource Funds

                                                                                     WORLD
                                                                      GOLD           PRECIOUS        GLOBAL
                                                                      SHARES         MINERALS        RESOURCES
                                                                      FUND           FUND            FUND
Management Fees                                                               %               %               %
Distribution (12b-1) Fees                                                   --              --              --
Other Expenses*
                                                                      --------       ---------       ---------
Acquired Fund Fees and Expenses
Total Annual Fund
   Operating Expenses
Expense Reimbursement**
                                                                      --------       ---------       ---------
Net Expenses

*Other Expenses have been restated to reflect that transfer agent fees have been restated to assume that the fee agreement that went into effect on April 1, 2007, was in effect for the fiscal year ended June 30, 2007.

**Contractual waivers for the fiscal year ended June 30, 2007.

Tax Free and Government Money Market Funds

                                                                                GOVERNMENT          TREASURY
                                                 TAX           NEAR-TERM        SECURITIES          SECURITIES
                                                 FREE          TAX FREE         SAVINGS             CASH
                                                 FUND          FUND             FUND                FUND
Management Fees                                        0.75%             0.50%               0.45%           0.50%
Distribution (12b-1) Fees                                --                --                  --              --
Other Expenses*
                                                 ----------    --------------   -----------------   -------------
Total Annual Fund Operating Expenses
Expense Reimbursement**
Net Recouped Fees
                                                 ----------    --------------   -----------------   -------------
Net Expenses

*Other Expenses have been restated to reflect that transfer agent fees have been restated to assume that the fee agreement that went into effect on April 1, 2007, was in effect for the fiscal year ended June 30, 2007.

**Contractual waivers for the fiscal year ended June 30, 2007.

The tables above show operating expenses as a percentage of each fund's net assets during the fiscal year ended June 30, 2007.

These expenses are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting and transfer agent fees. The Adviser has contractually limited total fund operating expenses to not exceed 1.75% for the All American Fund, 0.70% for the Tax Free Fund, 0.45% for the Near-Term Tax Free Fund, and 0.45% for the Government Securities Savings Fund, 1.00% for the Treasury Securities Cash Fund on an annualized basis through November 1, 2008, and until such later date as the Adviser determines. The total annual fund operating expenses do not reflect the operating expenses reimbursed by the Adviser.


Example of Effect of Fund's Operating Expenses

This hypothetical example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes that:

         *        You initially invest $10,000.

         *        Your investment has a 5% annual return.

         *        The fund's operating expenses and returns remain the same.

         *        All dividends and distributions are reinvested.

This example reflects the $10 account-closing fee that you would pay if you redeem all of your shares in a fund. Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

With these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:


                                                                1 YEAR       3 YEARS       5 YEARS      10 YEARS
China Region Fund                                               $
All American Fund*                                              $
Gold Shares Fund                                                $
World Precious Minerals Fund                                    $
Global Resources Fund                                           $
Tax Free Fund*                                                  $
Near-Term Tax Free Fund*                                        $
Government Securities Savings Fund*                             $
Treasury Securities Cash Fund*                                  $

*The example for these funds reflects the effect of the Adviser's undertaking to limit the expenses of the funds through November 1, 2008.

You would pay the following fees if you did not redeem your shares


                                                                1 YEAR       3 YEARS       5 YEARS      10 YEARS
China Region Fund                                               $
All American Fund*                                              $
Gold Shares Fund                                                $
World Precious Minerals Fund                                    $
Global Resources Fund                                           $
Tax Free Fund*                                                  $
Near-Term Tax Free Fund*                                        $
Government Securities Savings Fund*                             $
Treasury Securities Cash Fund*                                  $

*The example for these funds reflects the effect of the Adviser's undertaking to limit the expenses of the funds through November 1, 2008.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

EQUITY FUNDS

China Region Opportunity Fund
All American Equity Fund

Investment Objectives

The China Region Fund and All American Fund seek long-term capital appreciation.

The trustees for the China Region and All American Funds may change each fund's objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Investment Process

The Adviser applies both a "top-down" macroeconomic analysis using broad economic indicators to identify trends in countries, states, sectors, and industries and a "bottom-up" fundamental analysis with screens to select the leading stocks within this macroeconomic environment.

Once the Adviser puts these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser regularly reviews the security selection processes and forecasts to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund's ability to achieve its investment objective.

General Portfolio Policies

Principal Types of Investments and Related Risks

The China Region Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by companies that (1) are organized under the laws of the countries within the China region, (2) have at least 50% of their assets in one or more China region countries, (3) derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries, or (4) are primarily traded on the China, Taiwan, or Hong Kong exchanges.

The China Region Fund will invest in both new and existing enterprises registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises, and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, the fund anticipates that the trading activities of the fund in PRC securities will be focused in the authorized China securities market; in particular, the Hong Kong, Shenzhen, and Shanghai stock exchanges.

The China Region Fund is nondiversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

Because the China Region Fund invests in foreign securities and emerging markets, it may be subject to risks not usually associated with owning securities of U.S. companies. The risks of investing in foreign securities are further discussed on page 27.


The China Region Fund may invest in options. The fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund's total assets. Investing in options may result in a loss of the fund's initial investment and may be more volatile than a direct investment in the underlying security.


The All American Fund, when investing in equity securities, will invest substantially all (greater than 80%) of its net assets (plus any borrowings for investment purposes) in securities defined as "all American".

The All American Fund will consider any of the following equity securities to be "all American":

1. Companies offering stock registered on a United States stock exchange.

2. Companies offering stock traded on Nasdaq or over-the-counter markets.

3. Companies deriving more than 50% of their revenue from operations in the United States.

4.       Companies incorporated in the United States.

5. Companies having their principal place of business or corporate headquarters located in the United States.


The All American Fund may invest in long-term equity anticipation securities (LEAPS) in order to take advantage of the long-term growth of large-cap companies without having to make outright stock purchases. LEAPS allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for up to three years before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option. LEAPS also help in managing the cash components of the portfolio. The fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund's total assets. Investing in LEAPS and other options may result in a loss of a fund's initial investment and may be more volatile than a direct investment in the underlying securities.


Because each equity fund invests primarily in equity securities, the main risk is that the value of the securities held may decrease in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

Government Relationship Risk

While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an "Adverse Government"). If the China Region Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the fund will be subject to the risk that these companies' reputation and price in the market will be adversely or negatively affected.

Other Types of Investments, Related Risks and Considerations

While not principal strategies, the funds may invest to a limited extent in other types of investments as discussed under "Common Investment Practices and Related Risks" on page 26.

GOLD AND NATURAL RESOURCE FUNDS

Gold Shares Fund
World Precious Minerals Fund
Global Resources Fund

Investment Objectives

Gold Shares, World Precious and Global Resources Funds seek long-term growth of capital plus protection against inflation and monetary instability. The Gold Shares Fund also pursues current income as a secondary objective.

The trustees for the Gold Shares, World Precious Minerals, and Global Resources Funds may change each fund's objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Investment Process

In selecting investments for Gold Shares, World Precious Minerals and Global Resources Funds the Adviser applies a "top-down" approach to look for countries with favorable mining laws, a relatively stable currency and liquid securities markets and a "bottom-up" approach to look for companies with robust reserve growth profiles, healthy production, and strong cash flows.

As part of the top-down approach, the Adviser for the Global Resources Fund evaluates the global macro-economic environment, natural resources supply and demand fundamentals, and industry selection. For its bottom-up selection strategy, the Adviser looks at a company's peer-group rankings with respect to expected future growth in reserves, production and cash flow. Additionally, the Adviser also considers current valuation multiples to earnings and cash flow, current and expected net-asset-value, balance sheet quality, working capital needs and overall profitability measured by returns on invested capital.

Once the Adviser puts these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund's ability to achieve its investment objective.

General Portfolio Policies

Principal Types of Investments and Related Risks

Under normal conditions, the Gold Shares Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies involved in more established gold operations. The fund concentrates its investments in securities of intermediate and senior gold producers, which may include companies involved in mining, processing or dealing in gold. The fund focuses on selecting companies with established producing mines, most of which are incorporated in North America, South Africa, and Australia. A senior mine normally produces more than one million ounces of gold or precious metals per year. The fund reserves the right to invest up to 20% of its net assets in the securities of companies principally engaged in natural resource operations.

The World Precious Minerals Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), during normal market conditions, in equity securities of companies principally engaged in the exploration for, mining and processing of precious minerals such as gold, silver, platinum, and diamonds . Although the fund has greater latitude to invest its assets in different precious minerals, it currently has significant investments in the gold sector. The fund will not be required to invest any minimum amount of the fund's assets in gold stocks.


The funds may invest in junior exploration companies that search for deposits that could create cash flow where intermediate mining companies already have deposits that create a modest cash flow. The funds may also invest in senior mining companies that have large deposits that create a larger stream of cash flow. Typically, junior exploration gold companies produce up to 100,000 ounces of gold or precious metals per year and intermediate companies produce up to a million ounces of gold or precious metals. The price performance of junior exploration companies relates to the success of finding, and increasing, reserves, thus involving both greater opportunity and risk. Stock price performance of intermediate and senior mining companies that have proven reserves is more strongly influenced by the price of gold. The securities of junior and intermediate exploration gold companies tend to be less liquid and more volatile in price than securities of larger companies.

The Global Resources Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) during normal market conditions in equity securities of companies within the natural resource sector.

The Global Resources Fund, World Precious Minerals Fund, and Gold Shares Fund are nondiversified and may invest a significant portion of their assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.





The funds may also invest in long-term equity options called LEAPS. LEAPS allow a fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for up to two and a half years before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option. LEAPS, therefore, allow a fund to gain exposure to individual securities in the natural resource sector over the long-term while allowing the fund to preserve some cash for large or unexpected redemptions. A fund will not purchase any option if, immediately afterwards, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund's total assets. Investing in LEAPS and other options may result in a loss of a fund's initial investment and may be more volatile than a direct investment in the underlying securities. While options may incur higher transaction costs, LEAPS generally have lower transaction expenses considering the longer holding period.

The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock it is "out of the money." "Out of money" warrants tend to have different price behaviors than "in the money warrants." As an example, the value of an "out of the money" warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from the time component.


Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying Company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.

The funds may invest in income and royalty trusts which invest in the natural resource sector. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trusts' revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of income and royalty trusts. Rising interest rates could limit the capital appreciation of income and royalty trusts because of the increased availability of alternative investments at competitive yields with income and royalty trusts.

Securities of gold operation companies are affected by the price of gold and other precious metals. The price of gold and other precious metals is affected by several factors including (1) the unpredictable monetary policies and economic and political conditions affecting gold producing countries throughout the world; (2) increased environmental, labor or other costs in mining; and (3) changes in laws relating to mining or gold production or sales. Furthermore, the price of mining stocks tends to increase or decrease with the price of the underlying commodities but is more volatile.

The Global Resources Fund concentrates its investments in the equity securities of multi-capitalization companies within the natural resource sector, which include, among others, the following industries:

ENERGY SECTORS                        BASIC MATERIALS SECTORS
Natural gas                           Aluminum

Integrated oil companies              Chemicals
Oil and gas drilling                  Diversified metals and coal
Oil and gas exploration and           mining
production                            Gold and precious metals

Oil and gas refining                  Iron and steel
Oilfield equipment/services           Paper and forest products
                                      Uranium

Consistent with its investment objective, the Global Resources Fund may invest without limitation in any sector of the natural resource industry.

The value of the Global Resources Fund's shares is particularly vulnerable to factors affecting the natural resource industry, such as increasing regulation of the environment by both U.S. and foreign governments. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Because the Global Resources Fund's portfolio focuses its investments in the natural resource industry, the value of fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

Because each fund invests primarily in common stocks of foreign and domestic companies, the main risk is that the value of the stocks held may decrease in response to general foreign or domestic market, business and economic conditions. If this occurs, the fund's share price may also decrease.

Other Types of Investments, Related Risks and Considerations

While not principal strategies, the funds may invest to a limited extent in other types of investments such as gold, silver, platinum, palladium bullion, and other types of investments discussed under "Common Investment Practices and Related Risks" on page 26.

TAX FREE FUNDS

Tax Free Fund
Near-Term Tax Free Fund

Investment Objectives

The two tax free funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

The trustees for the tax free funds may change each fund's objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Investment Process

In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as gross domestic product, current inflation outlook, state tax regulations and rates, geographic regions and the prevailing unemployment rate. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the funds' portfolios. The criteria for this process includes yield, maturity, and bond rating. Once the Adviser puts these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund's ability to achieve its investment objective.

General Portfolio Policies

Principal Types of Investments and Related Risks

Under normal market conditions, the tax free funds invest primarily in investment grade municipal securities whose interest is free from federal income tax including the federal alternative minimum tax. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. These debt securities generally include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations, and similar instruments.

The issuer's authority to levy taxes backs general obligation bonds. Since revenue bonds are issued to finance public works such as bridges or tunnels, they are supported by the revenues of the projects. Industrial development bonds are typically issued by municipal issuers on behalf of private companies. Because these bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds. Municipal lease obligations generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be canceled without penalty. If this happens, investors who own the obligations may not be paid.


Although the tax free funds try to invest all of their assets in tax free securities, it is possible, although not anticipated, that up to 20% of their respective assets may be in securities that pay taxable interest. Taxable investments by the funds may generate ordinary income that will be distributed to shareholders as taxable income.


The tax free funds invest only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody's Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A,
BBB) (or, if not rated by Moody's or S&P, are determined by the Adviser to be of comparable quality). The tax free funds will not invest more than 10% of their respective total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The tax free funds differ in the maturity of the debt securities they purchase. While the Tax Free Fund may have a weighted-average maturity that varies widely, it tends to keep a weighted-average maturity of more than five years. The Near-Term Tax Free Fund will maintain a weighted-average portfolio maturity of five years or less. A weighted-average maturity of a fund is the average of the remaining maturities of all the debt securities the fund owns, with each maturity weighted by the relative value of the security.

The funds are subject to income risk, which is the chance that the funds' dividends (income) will decline due to falling interest rates. Income risk is generally greater for the Near-Term Tax Free Fund and less for the Tax Free Fund.

There is a possibility that an issuer of any bond could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Fund performance may be affected by political and economic conditions at the state, regional, and federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. As on the state and federal level, events in U.S. Territories where the fund is invested may affect a fund's investments in that territory and its performance.

A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the funds may have to replace it with a lower-yielding security.

Other Types of Investments, Related Risks and Considerations

While not principal strategies, the funds may invest, to a limited extent, in other types of investments as discussed under "Common Investment Practices and Related Risks" on page 26.

For temporary defensive purposes, the fund may invest up to 100% of its assets in liquid, high-grade money market instruments. When the fund is in a defensive investment position, it may not achieve its investment objective.

GOVERNMENT MONEY MARKET FUNDS

U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund

Investment Objectives

The Government Securities Savings Fund seeks to achieve a consistently high yield with safety of principal. The Treasury Securities Cash Fund seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity.

The trustees for the money market funds may change each fund's objective without shareholder vote. Each fund will notify you in writing 60 days before making any changes to this policy. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

Investment Process


In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as Gross Domestic Product, current inflation outlook, state tax regulation and rates, and the prevailing unemployment rate. After establishing a reasonable interest rate outlook, the Adviser applies a process of selecting securities for the funds' portfolios. The criteria for this process include yield, maturity, and security structure. Once the Adviser puts these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund's ability to achieve its investment objective.


General Portfolio Policies

Principal Types of Investments and Related Risks

Under federal law, the income received from obligations issued by the United States government and some of its agencies and instrumentalities may be exempt from state and local income taxes. Many states that tax personal income allow mutual funds to pass this tax exemption through to shareholders. To maximize the taxable equivalent yield for shareholders under normal circumstances, the Government Securities Savings Fund will attempt to invest primarily in obligations that qualify for the exemption from state taxation.

The Government Securities Savings Fund may invest in fixed-rate and floating-rate securities issued by the United States Treasury and various United States government agencies, including the Federal Home Loan Bank, the Federal Farm Credit Bank, and the Tennessee Valley Authority. While fixed-rate securities have a set interest rate, floating-rate securities have a variable interest rate that is closely tied to a money-market index such as Treasury Bill rates. Floating rate securities provide holders with protection against rises in interest rates, but typically pay lower yields than fixed-rate securities of the same maturity.

Because the funds may invest substantially all of their assets in short-term debt securities, the main risk is that the funds' dividends (income) may decline because of falling interest rates.

The funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund's yield may be eroded by inflation.

There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Other Types of Investments, Related Risks and Considerations

While not principal strategies, the funds may invest, to a limited extent, in other types of investments.

Portfolio Holdings

A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information (SAI) and the funds' website
(www.usfunds.com).

FUND MANAGEMENT

Investment Adviser


U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust). The Adviser was organized in 1968 and also serves as investment adviser to U.S. Global Accolade Funds, a family of mutual funds with approximately $____ billion in assets as of October 16, 2007. For the fiscal year ended June 30, 2007, each fund paid the following percentages of its average net assets to the Adviser for advisory services:

China Region Fund                                             %
All American Fund                                             %
Gold Shares Fund                                              %
World Precious Minerals Fund                                  %
Global Resources Fund                                         %
Tax Free Fund                                                 %
Near-Term Tax Free Fund                                       %
Government Securities Savings Fund                            %
Treasury Securities Cash Fund                                 %

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the funds available on their omnibus platforms a "servicing fee" and other non-cash compensation for performing certain administrative servicing functions for fund shareholders. These payments and compensation are in addition to fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client fund shares.


Portfolio Managers

The China Region Opportunity Fund is managed by Frank Holmes and Romeo Dator. Mr. Holmes is Chief Executive Officer and Chief Investment Officer of the Adviser and has been the majority shareholder of the Adviser since 1989. Mr. Holmes has served as Chief Investment Officer since June of 1999. Mr. Dator has served as research analyst of the Adviser since 2002, and an analyst with USAA from 1999 to 2001.


The All American Equity Fund is managed by Mr. Holmes, Romeo Dator, and John Derrick. Mr. Derrick has served as portfolio manager of the Adviser since 1999.

The Gold Shares Fund and World Precious Minerals Fund are managed by Mr. Holmes and Ralph Aldis. Mr. Aldis has served as senior research analyst of the Adviser since 2001.


The Global Resources Fund is managed by Mr. Holmes, Brian Hicks, and Evan Smith. Mr. Hicks has served as research analyst of the Adviser since 2004, an analyst with A.G. Edwards & Company from 2001 to 2004 and a trader with Charles Schwab & Co from 2000 to 2001. Mr. Smith has served as a research analyst of the Adviser since 2004, and an analyst with Sanders Morris Harris Group from 1998 to 2004.

The Tax Free Fund and Near-Term Tax Free Fund are managed by Mr. Holmes and Mr. John Derrick.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the funds they manage.


A discussion regarding the basis for the board of trustees approving any investment advisory contract of the funds' is available in the funds' June 30, 2007, annual report.


COMMON INVESTMENT PRACTICES AND RELATED RISKS

Illiquid and Restricted Securities

Each fund may invest up to 15% of its net assets (up to 10% in the case of the money market funds) in illiquid securities. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.

The Gold Shares Fund, World Precious Minerals Fund, Global Resources Fund, China Region Fund and All American Fund may make direct equity investments.

These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before a fund can liquidate these securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed. For additional risks, see "Small Companies" on page 28.

Repurchase Agreements

Each fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency. The repurchase agreements entered into by each government money market fund are collateralized with cash and securities of the type in which that fund may otherwise invest.

Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

When-Issued and Delayed-Delivery Securities

Each fund may purchase securities on a when-issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.

Temporary Investments

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, each fund may invest up to 100% of its assets in:

         * U.S. government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency; or

         *        Repurchase agreements.

In addition, the China Region Fund may invest in money market investments, deposits, or other investment grade short-term investments in the local China region currencies as may be appropriate at the time.

When the funds are in a defensive investment position, they may not achieve their investment objective.

Borrowing

Each fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio.

Foreign Securities

Since the gold and natural resource funds and the equity funds may invest in foreign securities, they may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk

The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar.

When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

Political, Social, and Economic Risk

Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

Regulatory Risk

There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

Market Risk

Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

The gold and natural resource funds and the equity funds may invest in sponsored or unsponsored American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) representing shares of companies in foreign countries. ADRs are depositary receipts typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. Foreign banks or trust companies typically issue GDRs, although U.S. banks or trust companies may issue them also. They evidence ownership of underlying securities issued by a foreign or a United States corporation.

Transaction Costs

Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than the costs involved in domestic transactions.

Convertible Securities

The gold and natural resource funds and the equity funds may invest in lower rated convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period into a certain amount of common stock of the same or a different issuer. As with a typical fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Small Companies

The Gold Shares Fund, World Precious Minerals Fund, Global Resources Fund, China Region Fund and All American Equity Fund may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable. In addition, certain issuers in which a fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the fund's investment in such issuers.

Derivative Securities

The Gold Shares Fund, World Precious Minerals Fund, Global Resources Fund, China Region Fund and All American Equity Fund may, but are not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed-income indexes, and other financial instruments. In addition, the Gold Shares Fund, World Precious Minerals Fund, Global Resources Fund, China Region Fund and All American Fund may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. The funds may, but are not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of the funds to use derivative securities successfully will depend upon the Adviser's ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. The funds will comply with applicable regulatory requirements when investing in derivative securities. For more information on derivative securities and specific fund limitations, see the SAI.


In addition the funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock it is "out of the money." "Out of money" warrants tend to have different price behaviors than "in the money warrants." As an example, the value of an "out of the money" warrant with a long time toexpiration generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from the time component.


Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying Company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.

Currency Hedging

The Gold Shares Fund, World Precious Minerals Fund, Global Resources Fund, China Region Fund and All American Fund may, but are not required to, invest in derivative securities in an attempt to hedge a particular fund's foreign securities investments back to the U.S. dollars when, in their judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.

Portfolio Turnover

The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to a holding period if, in the judgment of the Adviser, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are described in the Financial Highlights section.

Investments in Exchange Traded Funds (ETF's)/or Other Investment Companies

Each fund may invest in exchange traded funds (ETF's)or other investment companies. If a fund invests in an ETF or other investment company, the fund will pay its proportionate share of expenses of the ETF or other investment company (including management and administrative fees) as well as the fund's own management and administrative expenses.


Investments in Closed-End Investment Companies

The gold and natural resource funds and the equity funds may invest in the securities of closed-end investment companies with investment policies similar to those of the fund, provided the investments in these securities do not exceed 3% of the total voting stock of any such closed-end investment company, do not individually exceed 5% of the total assets of the fund and do not, in total, exceed 10% of the fund's total assets. The fund will indirectly bear its proportionate share of any management fees paid by investment companies it owns in addition to the advisory fee paid by the fund.

Securities Ratings

The Adviser will use the ratings provided by independent rating agencies in evaluating the credit quality of a debt security and in determining whether a security qualifies as eligible for purchase under a fund's investment policies. If a security is not rated, the Adviser may determine that the security is comparable in quality to a rated security for purposes of determining eligibility. In the event that an agency downgrades the rating of a security below the quality eligible for purchase by a fund, the fund reserves the right to continue holding the security if the Adviser believes such action is in the best interest of shareholders.


HOW TO BUY SHARES

                                                                       INITIAL           SUBSEQUENT
MINIMUMS                                                               INVESTMENT        INVESTMENT
      *         Regular accounts                                        $5,000            $   50
      *         Regular money market accounts                           $1,000            $   50
      *         ABC Investment Plan(R)                                  $  100            $   50
      *         Custodial accounts for minors                           $   50            $   50
      *         Retirement accounts                                       None              None


Send New Account Applications to:
                  Regular Mail
                  Shareholder Services
                  U.S. Global Investors Funds
                  P.O. Box 781234
                  San Antonio, TX
                  78278-1234

                  Overnight Mail
                  Shareholder Services
                  U.S. Global Investors Funds
                  7900 Callaghan Road
                  San Antonio, TX 78229

By Mail

         *        Read this prospectus.

         *        Fill out the application if you are opening a new account.

         * You will need to specify the type of account you wish to open. When an account is registered in the names of two people, either person is entitled to redeem any or all shares in the account. The account application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

         * Write your check for the amount you want to invest. Make it payable to the fund you are buying.

         * Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if earlier.


         * Send the completed application, any additional documentation required, and your check in the envelope provided. We do not open accounts with foreign addresses, and we require a U.S. taxpayer identification number for every account.


         * Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If the required information is not provided on your account application or we are unable to verify this information, we may not be able to open an account or may close the account at any time. If we close your account, we will return to you the value of your shares at the next calculated net asset value (NAV), with no interest.

         * To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.


Online Purchase of Shares


         * For existing accounts, please complete the Online Purchase Application, which may be downloaded from our web site at www.usfunds.com.

         * If you are opening a new account, please complete a new account application, which may be downloaded from our web site, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

         * Once your on line purchase privilege is established, you may go to the Account Access section of our web site at www.usfunds.com.

         * U.S. Global Investors Funds automatically withdraws monies from your bank account to settle your transaction.


         * Shares purchased online are not available until the tenth business day after the purchase or, if later, when your ACH clears.


By Telephone

         * We automatically grant all shareholders telephone exchange privileges unless they decline them explicitly in writing.

         * If you already have a U.S. Global Investors Funds account, you may purchase additional shares by telephone order.

         *        You must pay for them within seven business days.

         * Telephone purchases are not available for U.S. Global retirement accounts or the money market funds.

         * Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

By Wire

         * Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

         * If you are purchasing shares by wire for a new account, you must send a completed account application prior to wiring your payment. Reference your Social Security Number or call 1-800-US-FUNDS to obtain your new account number to reference on the wire instructions.

         * A wire purchase will not be considered complete until the wired money is received and the purchase accepted by the fund.

         * Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.

By Automatic Investment

         * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) section of the account application or fill out an ABC Investment Plan(R) form for an existing account. Attach a voided check to the account application or ABC Investment Plan(R) form.

         * U.S. Global Investors Funds automatically withdraws monies from your bank account monthly.

         * Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made, or when your ACH clears, whichever is earlier.


         * If you set up an investment through the ABC Investment Plan,(R) you should not set up an automatic withdrawal plan or you will incur short-term trading fees.


         *        See details on the application.

By Direct Deposit

         * You may buy shares of the money market funds through direct deposit. For more information, call 1-800-US-FUNDS for a direct deposit application.


         * You may buy fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums, which are not applicable if you buy shares directly from the funds.


Important Notes About Paying for Your Shares


The funds reserve the right to reject any purchase of shares by credit card, credit card convenience check, money order, cashiers check, third-party check, travelers check, "starter" check, post-dated check, instant loan check, or any foreign instruments.


You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the fund or transfer agent reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request.

If a check or ACH investment is returned unpaid due to insufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request. Any expenses charged to the funds for collection procedures will be deducted from the amount invested.

Effective Time for Purchase or Redemption Orders

Purchases of shares in the funds require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you will not receive proceeds of any redemption of shares for ten business days after your check is received by Shareholder Services (the transfer agent) or when your check clears, whichever is earlier. You can exchange into other U.S. Global Investors family of funds at any time. The fund reserves the right to withhold redemption proceeds until your check has cleared.

Orders to purchase, exchange or redeem shares received after 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier, will not become effective until the next business day.

Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.


An order to establish a new account will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent or sub-agent has received:

         *        A completed and signed application,

         *        A check or wire transfer for the full amount, and

         *        Reasonable verification of the customer's identification.

If you already have an account with a fund, your order to purchase or redeem shares will become effective when the transfer agent or sub-agent receives your written request or telephone order or, in the case of a purchase into a money market fund, when the transfer agent or sub-agent receives your check or wire transfer. In all cases, the fund reserves the right to reject a purchase order for any reason, and a purchase order will not become effective until accepted.

In all cases, the shares purchased or redeemed will be priced at the NAV per share next determined after the time of effectiveness of your order.

All purchases of shares are subject to acceptance by the funds and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

By Mail

         * Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

         * Each registered shareholder must sign the request, with the signature(s) appearing exactly as it does on your account registration.

         * Redemptions of more than $15,000 require a signature guarantee.

         * A signature guarantee may be required for other circumstances. See Signature Guarantee/Other Documentation.

         *        Call 1-800-US-FUNDS for additional requirements.

By Telephone

         *        Redemptions of less than $15,000 may be made by telephone.
                  Telephone redemption privileges are automatically established when you complete your application.

         *        Call 1-800-US-FUNDS.

         *        If you have an identically registered account in a U.S.
                  Global Investors money market fund with check writing, you may call the fund and direct an exchange of your fund shares into your existing money market fund account. You may then write a check against your money market fund account. Exchanges are subject to a $5.00 exchange fee.

         * For telephone redemptions, see Signature Guarantee/Other Documentation for limitations.

By Check


You may write an unlimited number of checks for $500 or more out of your U.S. Government Securities Savings Fund and you may write an unlimited number of checks of any amount out of your U.S. Treasury Securities Cash Fund. All checks are subject to the terms and conditions for check writing of the bank identified on the face of the check. If you purchased shares by check, any check written on your account within ten days of opening the account will not be honored , and you will be charged a $20 fee per check.


By Wire

         *        You may receive payment for redeemed shares via ACH or wire.
                  To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See Signature Guarantee/Other Documentation.

         * You will be charged $10 for a wire transfer. International wire charges will be higher.

         * We will usually send a wire transfer the next business day after receipt of your order.

Important Notes About Redeeming Your Shares

Generally, we will send payment for your redeemed shares to your address of record within two business days after your redemption request has been received and accepted by a fund. Payment will be delayed if records indicate that the address of record has been changed within 30 days of the redemption request. A signature guarantee will be required on the redemption request to send payment immediately in the event of an address change or to send funds to an address other than the one on record.

Proceeds from the redemption of shares purchased by check or ABC Investment Plan(R) may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

If you are interested in setting up an automatic recurring payment plan in a money market fund, please call 1-800-US-FUNDS to obtain the appropriate application.

To protect shareholders from the expense burden of excessive trading, certain funds charge a short-term trading fee, which is described in the Fees and Expenses table on page 15 and in the Short-Term Trading Fee section on page 37.

Upon closing your account, you will be charged a $10 account-closing fee.

Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.

EXCHANGING SHARES

When exchanging shares into other funds in the U.S. Global Investors family of funds:

         * Each account must be registered identically; each must have the same signatures and addresses.

         * You will be charged $5 by the transfer agent for each exchange out of any fund account. The funds reserve the right to waive this fee for certain accounts.

         * Retirement accounts administered by the Adviser or its agents may exchange up to three times per quarter at no charge. Short-term trading fees may apply.

         * You may exchange shares online at www.usfunds.com, by using the automated telephone system, by speaking to an investment representative, or by mail. Certain restrictions apply to the automated telephone system. Please call 1-800-US-FUNDS for more details.

         * You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

         * Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

         * Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

         * Exchanges out of a fund may be subject to a short-term trading fee. See page 37 for details.


         * An exchange order is effective on any given day when the exchange request is received by the funds by 4:00 p.m. Eastern time.

         * Exchanges into a money market fund may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the money market fund, which could take up to ten business days. In general, the funds expect to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.


IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

Funds Reserve Certain Rights

         * To hold redemption proceeds for up to seven days, or longer if permitted by the SEC.

         *        To waive investment minimums or account minimum fees.

         * To refuse any application, investment or exchange or to close an account when it is in the best interest of the fund.

         *        To require a signature guarantee or any other documentation.

         * To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners or there is reason to believe a fraudulent or illegal transaction has or may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorist or other suspicious persons.


         * To prevent automatic purchase and redemption privileges in one account.


         * To place funds in a U.S. Treasury Securities Cash Fund in the event that an application or investment is not received in good order.

Account Minimums


MINIMUM BALANCE FEE. If, for any reason, your account balance in an equity or tax free fund is below $5,000, a minimum balance fee of $6 will be deducted from your account. Money market fund accounts will be charged $5 per month if the balance in the account drops below $1,000 at any time during the month.


The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 (or $1,000 in a money market fund) anytime during the quarter for any reason. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

         * Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

         *        ABC Investment Plan(R) accounts.

         *        Retirement accounts.

         *        Custodial accounts for minors.

Excessive Short-Term Trading

The funds, except the money market funds, are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

         *        It may lower overall fund performance;

         * It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

         * Frequent redemptions by market timers may increase taxable capital gains; and

         * It may disrupt a portfolio manager's ability to effectively manage fund assets.


The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in all funds except the money market funds. The money market funds are designed for liquidity needs and are not actively monitored for frequent purchases and redemption of fund shares. The Trust's Board of Trustees has determined that it would not be appropriate for the Trust to adopt policies and procedures with respect to frequent purchases and redemption of shares of the money market funds. Nevertheless, the money market funds reserve the right to refuse any application, investment or exchange for any reason, including short-term or other abusive trading practices which may disrupt portfolio management strategies and lower overall fund performance.


Short-Term Trading Fee

Redemptions (including exchanges) of shares of (i) Global Resources Fund held 30 days or less will be subject to a redemption fee equal to 0.25% of the amount redeemed, (ii) the Gold Shares Fund and World Precious Minerals Fund held 30 days or less will be subject to a redemption fee equal to 0.50% of the amount redeemed, (iii) the All American Fund held 30 days or less will be subject to a redemption fee equal to 0.10% of the amount redeemed and (iv) the China Region Fund held 180 days or less will be subject to a redemption fee equal to 1.00% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee.

Omnibus Account

The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

Net Asset Value (NAV) Calculation

The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of a fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. The money market funds are open for business each day that both the NYSE and the Federal Reserve Bank of New York ("the Fed") are open. The money market funds reserve the right to open for business on days the NYSE is closed but the Fed is open, and the net asset value of fund will be determined as of 4:00 p.m. Eastern time. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.


For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day.


When the fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days shall be valued at amortized cost, which approximates market value. To maintain a constant per share price of $1.00 for money market funds, portfolio investments are valued at amortized cost. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

Certain funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing


When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the fund's Board has determined to fair value foreign securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading.


The funds may use a systematic fair valuation model provided by an independent third party to value its foreign securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of the funds.


The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.


Signature Guarantee/Other Documentation

The funds require signature guarantees to protect you and the funds from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

         *        Your redemption request exceeds $15,000.

         * You request that payment be made to a name other than the one on your account registration.

         * You request that payment be mailed to an address other than the one of record with the fund.

         * You change or add information relating to your designated bank.

         * You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have its own signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions, call
1-800-US-FUNDS.

Business Days

You may purchase, redeem, or exchange shares of the funds on any day the funds are open for business. The funds are open for business on every day the NYSE is open for business. In addition, the funds reserve the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The funds take precautions to ensure that telephone transactions are genuine, including recording the transactions, testing shareholder identity and sending written confirmations to shareholders of record. The funds and its service providers are not liable for acting upon instructions that they believe to be genuine if these procedures are followed.

Confirmations

After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

Householding

Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder reports to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder reports to be combined with other members of your household, please call 1-800-US-FUNDS.

Purchases Through Broker/Dealers

You may buy fund shares through financial intermediaries such as broker/dealers or banks, which may charge you a fee or have different account minimums, which are not applicable if you buy shares directly from the funds.

Lost Accounts

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

ADDITIONAL INVESTOR SERVICES

Online Services

If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.

Retirement Plans

The funds are offered through a range of retirement plans, including IRAs and 403(b) plans. Each account in a fund will be charged an annual custodial fee as follows:

                     Regular IRA                     $10
                     Roth IRA                        $10
                     Education IRA                   $10
                     SEP IRA                         $15
                     SIMPLE IRA                      $15
                     403(b) plan                     $15

The funds offer many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash by check, they will automatically be reinvested in fund shares. The funds generally distribute capital gains, if any, annually in December. The funds generally declare and pay income dividends, if any, as follows:

         * Gold and natural resource funds and the China Region Fund--dividends are declared and paid annually, usually in December.

         * All American Fund--dividends are declared and paid quarterly.

         *        Tax free funds--dividends are declared and paid monthly.

         * Money market funds--all net income is declared and accrued as a daily dividend and paid monthly. Shares of the money market funds are eligible to receive dividends beginning on the first business day after the effective date of the purchase. Shares of the money market funds receive dividends on the day shares are redeemed. However, redemptions by check writing draft do not earn dividends on the day shares are redeemed.

Dividends and distributions elected to be paid in cash by check will not be sent out unless the total amount of dividends and distributions received exceeds $10.00.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.

Taxes to You

You will generally owe taxes on amounts paid or distributed to you by a fund, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by a fund for more than a year generally are taxable to you at the long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income.

Each year the fund will send you a statement that will detail distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem unless you hold your shares in a tax-deferred account, such as an IRA. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

The tables below are intended to show you each fund's financial performance for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.

This information is derived from each of the fund's financial statements, which have been audited by KPMG LLP, independent registered public accountants. Their report and each fund's financial statements are included in the annual report, which is available by request.


China Region Opportunity Fund                                           PER SHARE FOR EACH YEAR ENDED JUNE 30,

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment income (loss)
   Net realized and unrealized gain (loss)
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
   Distributions from net investment income
   Short-term trading fees*
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees)(a)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
   Expenses (b)
   Net investment income (loss)
Portfolio turnover rate


* Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expense offsets are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
China Region Opportunity Fund

Ratios to Average Net Assets:

Expenses offset                                        xx (c)     xx (c)     xx (c)     xx (c)      xx

(c) Effect on the expense ratio was not greater than 0.005%.

All American Equity Fund                                              PER SHARE FOR EACH YEAR ENDED JUNE 30,

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment loss
   Net realized and unrealized gain (loss)
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
Distributions from net realized gains
Short-term trading fees*(a)
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees) (b)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
    Total expenses
    Expenses reimbursed (c)
                                                         ---------     ---------     ---------     ---------     ---------
    Net expenses (d)
                                                         ---------     ---------     ---------     ---------     ---------
    Net investment loss
Portfolio turnover rate

* Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d) The expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
All American Equity Fund

Ratios to Average Net Assets:

Expenses Offset                                        xx (e)     xx (e)     xx (e)     xx          xx (e)


(e) Effect on the expense ratio was not greater than 0.005%.

Gold Shares Fund                                                        PER SHARE FOR EACH YEAR ENDED JUNE 30,

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment loss
   Net realized and unrealized gain (loss)
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
   Distributions from net investment income
   Short-term trading fees*
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees)(a)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
   Expenses (b)
   Net investment loss
Portfolio turnover rate

* Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
Gold Shares Fund

Ratios to Average Net Assets

Expenses offset                                        xx (c)     xx         xx (c)     xx (c)      xx (c)

(c) Effect on the expense ratio was not greater than 0.005%.

World Precious Minerals Fund                                           PER SHARE FOR EACH YEAR ENDED JUNE 30,

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment loss
   Net realized and unrealized gain (loss)
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
Distributions
   From net investment income
                                                         ---------     ---------     ---------     ---------     ---------
   From net realized gains                               $
                                                         =========     =========     =========     =========     =========
   Total distributions
Short-term trading fees*
NET ASSET VALUE, END OF YEAR                             $
Total return (excluding account fees) (a)
Ratios/Supplemental data
Net assets, end of year (in thousands)
Ratios to average net assets
   Expenses (b)
   Net investment income (loss)
Portfolio turnover rate*

* Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
World Precious Minerals Fund

Ratios to Average Net Assets:

Expenses offset                                        xx (c)     xx (c)     xx (c)     xx (c)      xx (c)

(c) Effect on the expense ratio was not greater than 0.005%.

Global Resources Fund                                                 Per  Share For Each Year Ended June 30,

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment income (loss)
   Net realized and unrealized gain
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
Distributions
   From net investment income
   From net realized gains
                                                         ---------     ---------     ---------     ---------     ---------
   Total distributions
   Short-term trading fees*(a)
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees)(b)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
   Expenses (c)
   Net investment income (loss)
Portfolio turnover rate

* Based on average monthly shares outstanding.

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expense offset. Expense offset arrangements reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
Global Resources Fund

Ratios to Average Net Assets:

Expenses offset                                        xx         xx         xx (d)     xx (d)      xx (d)

(d) Effect on the expense ratio was not greater than 0.005%.

Tax Free Fund

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment income
   Net realized and unrealized gain (loss)
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
Distributions from net investment income
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees) (b)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
    Total expenses

    Expenses reimbursed (c)
    Net expenses (d)

    Net investment income
Portfolio turnover rate

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c)Expenses reimbursed reflect reductions to total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
Tax Free Fund

Ratios to Average Net Assets:

Expenses offset                                        xx (e)     xx (e)     xx (e)     xx (e)      xx (e)

(e) Effect on the expense ratio was not greater than 0.005%.

Near-Term Tax Free Fund

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment income
   Net realized and unrealized gain (loss)
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
Distributions from net investment income
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees) (b)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
    Total expenses

    Expenses reimbursed (c)
    Net expenses (d)
    Net investment income
Portfolio turnover rate

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c)Expenses reimbursed reflect reductions to total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
Near-Term Tax Free Fund

Ratios to Average Net Assets:

Expenses offset                                        xx (e)     xx (e)     xx (e)     xx (e)      xx (e)

(e) Effect on the expense ratio was not greater than 0.005%.

U.S. Government Securities Savings Fund                                PER SHARE FOR EACH YEAR ENDED JUNE 30,

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment income
   Net realized and unrealized gain
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
Distributions from net investment income
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees) (b)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
   Total expenses

   Expenses reimbursed (c)
   Net expenses (d)

   Net investment income

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c)Expenses reimbursed reflect reductions to total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
U.S. Government Securites Savings Fund

Ratios to Average Net Assets

Expenses offset                                        xx         xx         xx (e)     xx          xx

(e) Effect on the expense ratio was not greater than 0.005%.

U.S. Treasury Securities Cash Fund                                    PER SHARE FOR EACH YEAR ENDED JUNE 30,

                                                            2007          2006          2005         2004          2003
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR                       $
                                                         =========     =========     =========     =========     =========
Investment activities
   Net investment income
   Net realized and unrealized gain
                                                         ---------     ---------     ---------     ---------     ---------
   Total from investment activities
                                                         ---------     ---------     ---------     ---------     ---------
Distributions from net investment income
                                                         ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                             $
                                                         =========     =========     =========     =========     =========
Total return (excluding account fees) (b)
Ratios/Supplemental data
Net assets, end of year (in thousands)                   $
Ratios to average net assets
   Total expenses
   Expenses reimbursed (c)
   Net Recouped fees (d)
   Net expenses (e)
   Net investment income

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c)Expenses reimbursed reflect reductions to total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                     Year Ended June 30,

                                                      2007       2006       2005       2004        2003
U.S. Treasury Securities Fund

Ratios to Average Net Assets:

Expenses offset                                        xx (f)     xx (f)     xx (f)     xx (f)      xx (f)

(f) Effect on the expense ratio was not greater than 0.005%.

PRIVACY POLICY

General Policy

U.S. Global Investors, Inc., U.S. Global Investors Funds, U. S. Global Accolade Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc. have created this Privacy Policy in order to demonstrate our firm commitment to the privacy of your personal information. These are our information gathering and dissemination practices.

Information Collected and Disclosed

We collect nonpublic personal information about you from the following sources:

     *   Information we receive from you on applications or other forms;

     *   Information about your transactions with us;

     *   Information gathered from consumer reporting agencies;

     *   Information gathered by affiliated companies; and

     *   Information gathered through web site usage.

We do not disclose any nonpublic personal information about you to nonaffiliated parties, except as permitted or required by law. U.S. Global and its affiliates may use this information to service your account or provide you information about products or services that may be of interest to you. We may also disclose all of the information we collect (except for consumer reports), as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have joint marketing agreements to service or administer your account(s), transaction(s), or request(s).

If you decide to close your account(s) or become an inactive investor we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your nonpublic personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

Further, we will properly dispose of consumer report information that may be gathered about you. Steps have been taken to ensure that consumer reports are protected against unauthorized access to or use of the information in connection with its disposal.

Internet Policy

We protect our users' information. When you submit sensitive information via the website, your information is protected both online and offline with state-of-the-art technology. To access your account online, your computer's web browser must support this technology. More detailed information is available on our website, www.usfunds.com. If you are just "surfing," we collect and use IP addresses to analyze trends, administer the Site, track user's movements and gather broad demographic information. IP addresses are not linked to personally identifiable information.

Registration: If you want to buy or trade a mutual fund on our Site, you must register by filling out an application form. The form asks for information such as name, e-mail address, address, gender and age. We use this information to send you materials about U.S. Global and products offered through our Site, and to contact you when necessary. We are required under federal law to keep records of the information you provide to us.

When you register at our Site, U.S. Global uses a cookie (a small data file stored on your computer1s hard drive) to store a unique, random user ID. We do not store passwords or any personal information about you. We use this ID to identify you anonymously in our database and to track information while you are on our Site. Cookies also let you to enter our Site as a registered user without having to log on each time. You do not need to have cookies turned on to use our Site. You can refuse cookies by turning them off in your browser, but if you do, you may not be able to use certain features of our Site.

Linked Sites: Our Site may contain links to other sites. We are not responsible for the privacy practices of other sites. You should read the privacy statements of each website you visit that collects personally identifiable information. This privacy statement applies only to information we collect on our Site.

Children's Privacy: Our Site is not directed at children under the age of 13 and does not knowingly collect personal information from them. If we learn that we have obtained personal information from a child under the age of 13, we will delete that information from our records.

E-mail: E-mail is not a secure means of transmitting sensitive information. We will never ask you to submit your investment or personal information via e-mail.

Changes to Privacy Policy

U.S. Global may occasionally change this Privacy Policy. If a revision is material, U.S. Global will mail a notice to all current shareholders and will post the revised policy on its website. The changes will take effect as soon as mailed and posted.

CONTACT INFORMATION

If you have a comment, question or request, or if you need to contact us for any other reason, there are four easy ways to do so.

E-MAIL

         You can e-mail Shareholder Services for U.S. Global at shsvc@usfunds.com.

TOLL-FREE TELEPHONE NUMBER

         You may call an investor representative at 1-800-US-FUNDS or locally at (210) 308-1222. If you call after normal business hours, please leave a message and your telephone number. An Investor Representative will get back to you as quickly as possible. Normal business hours are Monday through Friday, 7:30 a.m. to 7 p.m. CST.

                  U.S. MAIL                     EXPRESS MAIL OR PACKAGE DELIVERY
                  U.S. Global Investors         U.S. Global Investors
                  P.O. Box 781234               7900 Callaghan Road
                  San Antonio, TX 78278-1234    San Antonio, TX 78229

                                     NOTES

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

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


MORE INFORMATION ON THE FUNDS IS AVAILABLE AT NO CHARGE, UPON REQUEST:

Annual/Semi-Annual Report

Additional information about each funds' investments is available in the funds' annual and semi-annual reports to shareholders, which are available free of charge on the funds' website at www.usfunds.com. These reports describe the funds' performance, list holdings, and describe recent market conditions, fund investment strategies, and other factors that had a significant impact on each fund's performance during the last fiscal year.

Statement of Additional Information (SAI)


More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds' website (www.usfunds.com) include a description of the funds' policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds' website at www.usfunds.com.


To Request Information:

BY PHONE          1-800-US-FUNDS

BY MAIL           Shareholder Services
                  U.S. Global Investors Funds
                  P.O. Box 781234
                  San Antonio, TX 78278-1234

BY INTERNET       http://www.usfunds.com

The SEC also maintains a website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

[U.S. Global Investors logo]   U.S. GLOBAL INVESTORS, INC.
                               SEC Investment Company Act File No. 811-1800

[U.S. Global Investors logo]   U.S. GLOBAL INVESTORS, INC.
                               P.O. Box 781234
                               San Antonio, TX 78278-1234

================================================================================

                          U.S. GLOBAL INVESTORS FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                         CHINA REGION OPPORTUNITY FUND
                           ALL AMERICAN EQUITY FUND
                               GOLD SHARES FUND
                         WORLD PRECIOUS MINERALS FUND
                             GLOBAL RESOURCES FUND
                                 TAX FREE FUND
                            NEAR-TERM TAX FREE FUND
                    U.S. GOVERNMENT SECURITIES SAVINGS FUND
                      U.S. TREASURY SECURITIES CASH FUND

U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated November 1, 2007, which you may request from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is November 1, 2007.

================================================================================

                               TABLE OF CONTENTS

GENERAL INFORMATION...............................................       1

FUND POLICIES.....................................................       2

INVESTMENT STRATEGIES AND RISKS...................................       4

PORTFOLIO TURNOVER................................................      19

PORTFOLIO HOLDINGS DISCLOSURE POLICY..............................      19

MANAGEMENT OF THE FUND............................................      21

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............      39

INVESTMENT ADVISORY AND OTHER SERVICES............................      39

PORTFOLIO MANAGERS................................................      43

BROKERAGE ALLOCATION AND OTHER PRACTICES..........................      47

TRADE AGGREGATION AND ALLOCATION PROCEDURES.......................      49

PURCHASE, REDEMPTIONS, AND PRICING OF SHARES......................      49

TAXATION OF THE FUNDS.............................................      51

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR......................      55

DISTRIBUTOR.......................................................      55

FINANCIAL STATEMENTS..............................................      55

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND LEGAL COUNSEL.......      55

                              GENERAL INFORMATION

The Gold Shares, World Precious Minerals, Global Resources, and China Region Opportunity Funds are non-diversified series, and each of the other funds is a diversified series of U.S. Global Investors Funds (Trust), an open-end management investment company. The Trust was originally incorporated in Texas in 1969 as United Services Funds, Inc. and was reorganized as a Massachusetts business trust on July 31, 1984. The Trust changed its name to U.S. Global Investors Funds on February 24, 1997. On February 15, 2002, the World Gold Fund changed its name to the World Precious Minerals Fund.

The assets received by the Trust from the issue or sale of shares of each of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to each fund. They constitute the underlying assets of each fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular fund, shall be allocated by or under the direction of the board of trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the funds represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The Trust's second amended and restated master trust agreement ("Master Trust Agreement") requires no annual or regular meeting of shareholders. In addition, after the trustees were initially elected by the shareholders, the trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940, as amended (1940 Act).

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual fund, a separate vote of that fund would be required. Shareholders of any fund are not entitled to vote on any matter that does not affect their fund but which requires a separate vote of another fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the Trust's trustees, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any person as a trustee.

Shares have no preemptive or subscription rights and are fully transferable.

There are no conversion rights. Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


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                                 FUND POLICIES

The following information supplements the discussion of each fund's policies discussed in the funds' prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction other than a restriction on borrowing is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

INDUSTRY CLASSIFICATION. The funds will use the Bloomberg Sub-Industry Classifications for industry classification purposes.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.

A fund may not:

         1. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         3. Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

         4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

         5. Purchase or sell commodities or commodity contracts, except a fund may purchase and sell (i) derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities), and
                  (ii) the Gold Shares Fund, the World Precious Minerals Fund and the Global Resources Fund may purchase precious metals.

         6. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         7. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Gold Shares Fund will invest primarily in securities of companies involved in the exploration for, mining of, processing of or dealing in gold; the Global Resources Fund and the World Precious Minerals Fund will invest at least 25% of the value of their respective total assets in securities of companies principally engaged in natural resource operations; and the Tax Free Fund and the Near-Term Tax Free Fund may invest more than 25% of their total assets in general obligation bonds, single state bonds, or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds, electric power project bonds, industry revenue bonds of similar type projects. The Tax Free Fund and the Near-Term Tax Free Fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. The China Region Opportunity Fund will consider a foreign government to be an "industry."


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

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the board of trustees without a shareholder vote.

A fund may not:

         1. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

         2. Purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures 2 contracts and options on futures contracts shall not constitute purchasing securities on margin.

         3. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                              VALUATION OF SHARES


An Equity Security traded on a domestic stock exchange is valued at its last reported sale price on the primary exchange, as designated by the Adviser on the valuation date. If there are no sales on the primary exchange that day, an Equity Security will be valued at the mean between the last bid and ask quotation.

A foreign Equity Security traded on one or more foreign stock exchanges is valued at its last reported sale price, or the official closing price if deemed appropriate by the Adviser, on the primary exchange of its market on the valuation date. If there are no sales on the primary exchange that day, an Equity Security will be valued at the mean between the last bid and ask quotation.

Equity Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the last sale price, if published, or the mean between the last bid and ask quotation, if available.


Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

To maintain a constant per share price of $1.00 for the money market funds, portfolio investments are valued at amortized cost.


If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.


Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.


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

                        INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of each fund's investment strategies and risks in the prospectus.

GOLD AND NATURAL RESOURCE FUNDS

The Gold Shares Fund intends to concentrate its investments in common stocks of companies involved in exploration for, mining of, processing of, or dealing in gold. The Gold Shares Fund may also invest in the securities of issuers engaged in operations related to silver and other precious metals. The World Precious Minerals Fund intends to concentrate its investments in common stocks of companies principally engaged in the exploration for, mining and processing of, or dealing in precious minerals such as gold, silver, platinum, and diamonds.

The Global Resources Fund intends to concentrate its investments in common stock of companies within the material resources sector such as oil, gas and basic materials.

The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia, and Canada. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly-produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. The Gold Shares Fund may have significant investments in South African issuers. The unsettled political and social conditions in South Africa may have disruptive effects on the market prices of the investments of the Gold Shares Fund and may impair its ability to hold investments in South African issuers.

The Gold Shares Fund, World Precious Minerals Fund, and the Global Resources Fund may invest in precious metals such as gold, silver, platinum, and palladium bullion. Because precious metals do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the fund upon the sale of the precious metals. The funds may also incur storage and other costs relating to their investments in precious metals. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Code, at least ninety percent (90%) of a fund's gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and gains from certain other specified transactions (Gross Income Test). Gains from the disposition of precious metals will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund's taxable year, at least fifty percent (50%) of the value of the fund's total assets must be represented by cash, Government securities and certain other specified assets (Asset Value Test). Investments in precious metals will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund's qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in precious metals for purposes of satisfying the Gross Income Test and the Asset Value Test.

The Gold Shares, World Precious Minerals, and Global Resources Funds are non-diversified and may invest a significant portion of their assets in a small number of companies. This may cause the performance of the funds to be dependent upon the performance of one or more selected companies, which may increase the volatility of the funds.

CHINA REGION OPPORTUNITY FUND

The China Region Opportunity Fund (China Region Fund) will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights or other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities. Although the China Region Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in the China Region, including investments in new and early stage companies. This may include direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the China Region Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the specific securities or the China markets in general. Such securities could decline significantly in value prior to the China Region Fund's


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

being able to liquidate such securities. In addition to financial and business risks, issues whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

The China Region Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of the fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

PEOPLE'S REPUBLIC OF CHINA. The People's Bank of China is officially responsible for managing stock markets in the People's Republic of China
(PRC), regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically. Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing.


There are currently two officially recognized securities exchanges in China - the Shanghai Stock Exchange, which opened in December 1990, and the Shenzhen Stock Exchange, which opened in July 1991. Shares traded on these exchanges are of two types - "A" shares, which can be traded only by Chinese investors and qualified foreign institutional investors, and "B" shares. The "B" share market was, prior to February 19, 2001, restricted to individuals and corporations who were not residents of China. However, on February 19, 2001, the Chinese Securities Regulatory Commission (CSRC) announced that domestic Chinese investors with legal foreign currency accounts might invest in "B" shares as well. The "A" share market is now open to qualified foreign institutional investors. The settlement period for "B" share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction. As of July 2007, one hundred and forty-three companies were authorized to issue what are called "H" shares, which trade in Hong Kong and may be purchased by anyone.


The China Region Fund will invest in both new and existing enterprises registered and operating in China. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises, and Sino-foreign joint ventures. It is not the intention of the China Region Fund to limit its investments listed on the Shenzhen and Shanghai exchanges alone.

HONG KONG. Sovereignty over Hong Kong was transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong became a Special Administrative Region (SAR) of the PRC. Under the agreement providing for such transfer (known as the Joint Declaration) and the PRC law implementing its commitments hereunder (Basic Law), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative, and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong's current social freedoms, including freedoms of speech, press, assembly, travel, and religion, are not to be affected. It is not clear how future developments in Hong Kong and China may affect the implementation of the Basic Law after the transfer of sovereignty in 1997.

It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions, or dividend withholding taxes. However, currently there are no laws in Hong Kong that specifically protect foreign investors against expropriation.

TAIWAN. The Taiwan Stock Exchange (TSE), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange Commission (TSEC), which, in turn, is supervised by the Ministry of Finance
(MOF). The Central Bank of China (CBC) is also responsible for supervising certain aspects of the Taiwan securities market.

While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors that meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However,


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

qualifying foreign institutional investors (such as the China Region Fund) may not own more than 5% of the shares of a company listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition, the Taiwanese government prohibits foreign investment in certain industries including transportation and energy companies. Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term commitment. Over time restrictions on investments in Taiwan have begun to ease to permit greater and more flexible investment in Taiwanese securities.

The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan's economic interaction with China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.

EXCHANGE CONTROL. PRC currency, the Renminbi (RMB), is not freely convertible. The exchange rate of RMB against foreign currencies is regulated and published daily by the State Administration of Exchange Control (SAEC). In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RMB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

The China Region Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the China Region Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.

No exchange control approval is required for the China Region Fund to acquire "B" shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the China Region Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.

Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.

China and Taiwan joined the World Trade Organization (WTO) as of November 2002. Membership has opened up new channels of trade relations that are overseen by the WTO. This will both open up new trade agreements and provide the proper structure for trade between China and Taiwan and the rest of the WTO membership.

TAX FREE FUNDS

The two tax free funds invest primarily in municipal bonds. Municipal securities are generally of two principal types - notes and bonds. Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year and meet longer-term needs. Municipal bonds are classified into two principal categories - general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.

The tax free funds invest only in debt securities earning one of the four highest ratings by Moody's Investor's Services (Moody's) (Aaa, Aa, A, Baa) or by Standard & Poors Corporation (S&P) (AAA, AA, A, BBB) (or, if not rated by Moody's or Standard & Poors, as determined by the Adviser to be of comparable quality). Not more than 10% of either of the tax free fund's total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rating category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody's or SP-1 or SP-2 by S&P. Tax-exempt commercial paper must be rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P.


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

The tax free funds may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity greater than one year, but permit the holder to demand payment of principal and interest anytime or at specified intervals.

The tax free funds may purchase obligations with term puts attached. "Put" bonds are tax-exempt securities that may be sold back to the issuer or a third party at face value before the stated maturity. The put feature may increase the cost of the security, consequently reducing the yield of the security.

The tax free funds may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation is not a general obligation of the municipality for which the municipality pledges its taxing power. Ordinarily, a lease obligation will contain a "nonappropriation" clause if the municipality has no obligation to make lease payments in future years unless money is appropriated for that purpose annually. Because of the risk of nonappropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit.

Municipal lease obligations are subject to different revenue streams than are those associated with more conventional municipal securities. For this reason, before investing in a municipal lease obligation, the Adviser will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.


The tax free funds may purchase zero-coupon bonds. Zero-coupon bonds are bonds that do not pay interest at regular intervals and are issued at a discount from face value. The discount approximates the total amount of interest the bond will accrue from the date of issuance to maturity. Even though such securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.


While the tax free funds primarily invest in municipal bonds the income of which is free from federal income taxes, they may also invest in repurchase agreements and other securities that may earn taxable income. Moreover, the tax free funds may sell portfolio securities at a gain, which if long term may be taxed to shareholders as long term capital gains and if short term may be taxed to shareholders as ordinary income.

Subsequent to a purchase by either tax free fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by that fund. Neither event will require sale of such municipal bonds by either tax free fund, but the Adviser will consider such event in its determination of whether either tax free fund should continue to hold the municipal bonds. To the extent that the rating given by Moody's or Standard & Poors for municipal bonds may change as a result of changes in such organizations or their rating systems, the tax free funds will attempt to use comparable ratings as standards for their investments in accordance with their investment policies.

GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal bonds may also be issued to refund outstanding obligations. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities, certain redevelopment projects, airports, docks, and wharves (other than lodging, retail, and office facilities), mass commuting facilities, multifamily residential rental property, sewage and solid waste disposal property, facilities for the furnishing of water, and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from Federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the size of such issues.

In order to be classified as a "diversified" investment company under the 1940 Act, a mutual fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user,


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then such non-governmental user would be deemed the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a mutual fund's management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds issued after August 7, 1986, will be a preference item for alternative minimum tax purposes.

From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the tax free funds would be adversely affected. In such event, the tax free funds would re-evaluate their investment objective and policies.

MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

         1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

         2. Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

         3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         4. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.




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VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield that is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly, or monthly basis. Variable rate obligations may lessen the capital fluctuations usually inherent in fixed income investments.

Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations the tax free funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a tax free fund's yield will decline and that tax free fund and its shareholders will forego the opportunity for capital appreciation of that tax free fund's investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a tax free fund's yield will increase and that tax free fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of a tax free fund's assets which may be invested in variable rate obligations. For purposes of determining a tax free fund's weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate that is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The trustees have approved investments in floating and variable rate demand notes upon the following conditions: the tax free funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Adviser determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED. The tax free funds may purchase municipal securities together with the right that they may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put." The tax free funds may purchase obligations with puts attached from banks and broker-dealers.

The price the tax free funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The tax free funds will use puts for liquidity purposes in order to permit them to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in their portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the tax free funds' ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to either tax free fund, each will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

Since it is difficult to evaluate the likelihood of exercise of the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a tax free fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that tax free fund. To minimize such risks, the tax free funds will only purchase obligations with puts attached from sellers whom the Adviser believes to be creditworthy.

MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal


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bonds. A--"upper medium grade obligation." Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade obligations." Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POORS CORPORATION. AAA--"obligation of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service." Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness, which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB--"regarded as having adequate capacity to pay interest and repay principal." Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

GOVERNMENT MONEY MARKET FUNDS

The U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while each fund will use its best efforts to attain this objective, there can be no guarantee that it will do so. The U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund value their respective portfolio securities on the basis of the amortized cost method. This requires that those funds maintain a dollar-weighted average portfolio maturity of 90 days or less, generally purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the board of trustees of the Trust to be of high quality with minimal credit risks.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser's control. Therefore, the return and net asset value of the funds, except the money market funds, will fluctuate.

FOREIGN SECURITIES. The gold and natural resource funds and the equity funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.


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AMERICAN DEPOSITORY RECEIPTS. American Depositary Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed investments in the underlying securities.

EMERGING MARKETS. The gold and natural resource funds and the equity funds (especially the China Region Fund) may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.

Risks of investing in emerging markets include:

         1. The risk that a fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation.

         2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

         3. Greater social, economic, and political uncertainty (including the risk of war).

         4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

         5. Currency exchange rate fluctuations and the lack of available currency hedging instruments.

         6.       Higher rates of inflation.

         7. Controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars.

         8. Greater governmental involvement in and control over the economy.

         9. The fact that emerging market companies may be smaller, less seasoned, and newly organized.

         10. The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

         11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

         12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

         13.      Less extensive regulation of the securities markets.


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         14.      Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

         15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

         16. The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect, when eligible, to "pass through" to the funds' shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

         17. The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

         18. Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund's investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

         19. Businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy.

         20. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the control of the Adviser. As a result, the return and net asset value of the funds will fluctuate.

         21. The Adviser may engage in hedging transactions in an attempt to hedge a fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

         22. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. A fund will not invest more than 15% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the


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value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy.

SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Currently, it is not the intention of any fund to lend securities. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. Each fund, except the government money market funds, may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. The government money market funds may invest cash collateral in repurchase agreements collateralized by obligations in which each fund may normally invest. Under the terms of the funds' current securities lending agreements, the funds' lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

BORROWING. The funds may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds' performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

LOWER-RATED SECURITIES. The gold and natural resource funds and the equity funds may invest in lower-rated debt securities (commonly called "junk bonds"), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund's shares, and an increase in issuers' defaults on such bonds.

In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund's ability to recover full principal or to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market value risk. In addition, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities.


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Also, increased illiquidity of the market for lower-rated bonds may affect a fund's ability to dispose of portfolio securities at a desirable price.

In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund's expenses can be spread and possibly reducing the fund's rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund's investments in lower-rated bonds.

CONVERTIBLE SECURITIES. The gold and natural resource funds and the equity funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

RESTRICTED SECURITIES. From time to time, the funds may purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

OTHER RIGHTS TO ACQUIRE SECURITIES. The gold and natural resource funds and the equity funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.


WARRANTS. The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is "in the money." If the exercise price of the warrant is above the value of the underlying stock it is "out of the money." "Out of money" warrants tend to have different price behaviors than "in the money warrants." As an example, the value of an "out of the money" warrant with a long time to experation generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from the time component.


Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

DERIVATIVE SECURITIES. The Gold Shares, World Precious Minerals, Global Resources, China Region and All American Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices, and other financial instruments. In addition, the equity funds may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures (collectively, all the above are called "derivative securities"). The gold and natural resource funds and equity funds may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and they will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The gold and natural resource funds' and equity funds' ability to successfully use derivative securities will depend upon the Adviser's ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The gold and natural resource funds' and equity funds' activities involving derivative securities may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

PUT AND CALL OPTIONS. The gold and natural resource funds and equity funds may purchase and sell (issue) both put and call options. The funds may also enter into transactions to close out their investment in any put or call options.




--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 15 of 55

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An "American style" put or call option may be exercised at any time during the option period while a "European style" put or call option may be exercised only upon expiration or during a fixed period prior thereto.

The gold and natural resource funds and equity funds are authorized to purchase and sell both exchange listed options and over-the-counter options (OTC options). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to securities dealers, financial institutions or other parties (Counterparty(ies)) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The gold and natural resource funds' and equity funds' ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund's anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The gold and natural resource funds and equity funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option). A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund's total assets.

If the gold and natural resource funds and equity funds sell (i.e., issue) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase a fund's income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund's capital gains. All options sold by a fund must be "covered" (i.e., the fund must either be long when selling a call option or short when selling a put option). The securities or futures contract subject to the calls or puts must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security, and the transaction may require the fund to maintain a short position in a security or instrument it might otherwise not have maintained. The gold and natural resource funds and equity funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call or put options would exceed 25% of the value of a fund's total assets.


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 16 of 55

FUTURES CONTRACTS. The gold and natural resource funds and equity funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The use by the gold and natural resource funds and equity funds of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

The gold and natural resource funds and equity funds will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value). However, in the case of an option that is in the money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

FOREIGN CURRENCY TRANSACTIONS. The gold and natural resource funds and equity funds may engage in currency transactions with Counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country's currency. Currency transactions include forward currency contracts, exchange listed currency futures, and exchange listed and OTC options on currencies. A fund's dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The gold and natural resource funds and equity funds may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the gold and natural resource funds and equity funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund's portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, the gold and natural resource funds and equity funds may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.


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               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 17 of 55

The gold and natural resource funds and equity funds may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund's portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund's portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund's portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as "regulated investment company" under the Internal Revenue Code of 1986, as amended (Code). Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.

The gold and natural resource funds and equity funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.


SPECIFIC FUND LIMITATIONS ON DERIVATIVE SECURITIES. The gold and natural resource funds will limit their investments in derivative securities to purchasing and selling call options and purchasing put options on stock indexes, selling covered calls on portfolio securities, buying call options on securities the funds intend to purchase, purchasing put options on securities (whether or not held in its portfolio), and engaging in closing transactions for an identical option. Not more than 25% of a fund's total assets may be subject to put options. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund's total assets. The gold and natural resource funds will not write any call option if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call options would exceed 25% of the value of its total assets. The gold and natural resource funds will only deal in options that are either listed on an exchange or quoted on Nasdaq.

The China Region Fund will limit its options transactions to exchange-listed options. It will not buy any option if, immediately thereafter , the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund's total assets. The China Region Fund will not write any call options if, immediately afterwards, the aggregate value of the fund's securities subject to outstanding call options would exceed 25% of the value of its assets.

The All American Equity Fund (All American) will limit its investments in derivative securities to purchasing stock index futures contracts or purchasing options thereon, purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option. The underlying value of all futures contracts shares may not exceed 35% of the All American Fund's total assets. Furthermore, the fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund's total assets. The All American Fund will not borrow money to purchase futures contracts or options.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the gold and natural resource funds and equity funds segregate liquid high grade assets with their custodian to the extent that the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to



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               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 18 of 55
be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund's accounting records or physically segregated in a separate account at that fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser's opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

                              PORTFOLIO TURNOVER


The Adviser buys and sells securities for a fund to accomplish the fund's investment objective. A fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by a fund is known as "portfolio turnover".

A fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in a fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

The portfolio turnover rate for the funds for the fiscal years ended June 30 are as follows:

-------------------------------------------------------------------------------------------------------------
FUND                                                                                          2006    2007
-------------------------------------------------------------------------------------------------------------
Gold Shares Fund                                                                                78%
World Precious Minerals Fund                                                                    66%
Global Resources Fund                                                                          157%
China Region Opportunity Fund                                                                  292%
All American Equity Fund                                                                       369%
Tax Free Fund                                                                                   19%
Near-Term Tax Free Fund                                                                         33%
-------------------------------------------------------------------------------------------------------------

The China Region Opportunity Fund and the All American Equity Fund have employed a new investment model that emphasizes return on equity in addition to earnings and revenue growth. This has resulted in a lower level of turnover.





                     PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of all fund holdings and prevent the selective disclosure of nonpublic information about all fund portfolio holdings. The Trust publicly discloses holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust's custodians, funds' accountants, investment adviser, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

Periodically, the Trust or its duly authorized service provider may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the fund's website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.

The Adviser of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the funds or identify funds' position sizes.


For press interviews in the media that result in immediate public dissemination of information portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of any individual portfolio holding position. Once the portfolio holding is disclosed in an interview over such media, that holding will be deemed to be previously publicly disclosed in accordance with these disclosure policies.




The board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust's Chief Compliance Officer. The board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the board.





--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 20 of 55

                            MANAGEMENT OF THE FUND


The Trust's board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. The Master Trust Agreement, and amendments thereto, provide that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an "interested person of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for Trustees is 72 years of age. Trustees also elect the officers and select the Trustees to serve as audit committee members. The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each trustee and officer is 7900 Callaghan Road, San Antonio, Texas 78229.

The board has an Audit Committee and a Nominating and Governance Committee. The Audit Committee is responsible for monitoring the fund's accounting policies, financial reporting and internal control system; monitoring the work of the fund's independent accountants; providing an open avenue of communication among the independent accountants, fund management and the board. Members of the Audit Committee are: W.C.J. van Rensburg, J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Walter "Bo" W. McAllister, III., all of whom are non-interested trustees. The Audit Committee held four meetings during the last fiscal year.

The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for board membership and for overseeing the administration of the Trust's Governance Guidelines. The members of the Nominating and Governance Committee are: W.C.J. van Rensburg,
J. Michael Belz, James F. Gaertner, Clark R. Mandigo, and Walter "Bo" W. McAllister, III., all of whom are non-interested trustees. Pursuant to the Trust's Nominating and Governance Committee Charter, shareholders may submit recommendations for board candidates by sending a resume of the candidate by U.S. Mail or courier service to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings during the last fiscal year.

--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,        POSITION(S)   TERM OF        PRINCIPAL                    NUMBER OF       OTHER
AND AGE               HELD WITH     OFFICE AND     OCCUPATION(S)                PORTFOLIOS      DIRECTORSHIPS
                      TRUST         LENGTH OF      DURING PAST 5 YEARS          IN FUND         HELD BY TRUSTEE
                                    TIME                                        COMPLEX
                                    SERVED                                      OVERSEEN
                                                                                BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
J. Michael Belz       Trustee       November       President and Chief          Thirteen        Director of
7900 Callaghan Rd                   2005 to        Executive Officer of                         Broadway National
San Antonio, TX                     present        Catholic Life Insurance                      Bank from October
78229 (54)                                         since 1984.                                  2003 to present.
--------------------------------------------------------------------------------------------------------------------
James F. Gaertner     Trustee       November       President, Sam Houston       Nine            Chairman of the
7900 Callaghan Rd                   2002 to        State University from                        Board, Tandy Brands
San Antonio, TX                     present        August 2001 to present.                      Accessories, Inc.
78229 (64)                                                                                      from October 1997
                                                                                                to present.
--------------------------------------------------------------------------------------------------------------------
Clark R. Mandigo      Trustee       1998 to        Restaurant operator,         Thirteen
7900 Callaghan Rd                   present        business consultant from
San Antonio, TX                                    1991 to present.
78229 (64)
--------------------------------------------------------------------------------------------------------------------
W.W. McAllister, III  Trustee       1998 to        Retired.                     Nine            Director, Texas
7900 Callaghan Rd                   present                                                     Capital Banc
San Antonio, TX                                                                                 Shares, Inc. from
78229 (65)                                                                                      1999 to present.
--------------------------------------------------------------------------------------------------------------------
W.C.J. van Rensburg   Trustee       1978 to        Retired. Professor of        Nine            None
7900 Callaghan Rd                   present        Geological Science and
San Antonio, TX                                    Petroleum Engineering,
78229 (68)                                         University of Texas at
                                                   Austin from 1981 to May
                                                   2006.
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 21 of 55



--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,        POSITION(S)   TERM OF        PRINCIPAL                    NUMBER OF       OTHER
AND AGE               HELD WITH     OFFICE AND     OCCUPATION(S)                PORTFOLIOS      DIRECTORSHIPS
                      TRUST         LENGTH OF      DURING PAST 5 YEARS          IN FUND         HELD BY TRUSTEE
                                    TIME                                        COMPLEX
                                    SERVED                                      OVERSEEN
                                                                                BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Frank E. Holmes*      Trustee,       January,      Director, Chief Executive    Thirteen        Chairman of the
7900 Callaghan Rd     President,     1990 to       Officer, and Chief                           Board of Directors
San Antonio, TX       Chief          present       Investment Officer of the                    of Endeavour
78229 (52)            Executive                    Adviser. Since October                       Mining Capital
                      Officer,                     1989, Mr. Holmes has served                  Corp. from
                                                   and continues to serve in                    November 2005 to
                      Chief          August,1999   various positions with the                   present. Director
                      Investment     to present    Adviser, its subsidiaries,                   of 71316 Ontario,
                      Officer,                     and the investment                           Inc. from April
                                                   companies it sponsors.                       1987 to present
                                                                                                and of F.E. Holmes
                                                                                                Organization, Inc.
                                                                                                from July 1978 to
                                                                                                present.
--------------------------------------------------------------------------------------------------------------------

         *        Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global
                  Investors, Inc.

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND           POSITION(S) HELD WITH      TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S)
AGE                          TRUST                      LENGTH OF TIME SERVED         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Frank E. Holmes              Trustee, President and     January 1990 to present;      Director, Chief Executive
7900 Callaghan Rd            Chief Executive Officer;                                 Officer, and Chief
San Antonio, TX 78229        Chief Investment Officer   August 1999 to present        Investment Officer of the
(52)                                                                                  Adviser. Since October 1989,
                                                                                      Mr. Holmes has served and
                                                                                      continues to serve in
                                                                                      various positions with the
                                                                                      Adviser, its subsidiaries,
                                                                                      and the investment companies
                                                                                      it sponsors.
--------------------------------------------------------------------------------------------------------------------
Susan McGee                  Executive Vice President   March 1997 to present;        President and General
7900 Callaghan Rd            and General Counsel;                                     Counsel of the Adviser.
San Antonio, TX              Secretary                  October 1996 to present       Since September 1992, Ms.
78229                                                                                 McGee has served and
(48)                                                                                  continues to serve in
                                                                                      various positions with the
                                                                                      Adviser, its subsidiaries,
                                                                                      and the investment companies
                                                                                      it sponsors.
--------------------------------------------------------------------------------------------------------------------
Catherine Rademacher         Treasurer                  July 2004 to present.         Chief Financial Officer of
7900 Callaghan Rd                                                                     the Company since August
San Antonio, TX 78229                                                                 2004. Controller of the
(47)                                                                                  Adviser from April 2004
                                                                                      until August 2004. Associate
                                                                                      with Resources Connection
                                                                                      from July 2003 to February
                                                                                      2004. Recruiting Manager
                                                                                      with Robert Half
                                                                                      International from November
                                                                                      2002 to June 2003.
                                                                                      Controller of Luby's Inc.
                                                                                      from June 2000 to October
                                                                                      2002.
====================================================================================================================


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 22 of 55


--------------------------------------------------------------------------------------------------------------------
Charles Lutter, Jr.          Chief Compliance Officer   July 2004 to present          Private law practice since
7900 Callaghan Rd                                                                     2001.
San Antonio, TX 78229
(62)
--------------------------------------------------------------------------------------------------------------------
Shannon F. Neill             Vice President,            June 2006 to present          Chief Operating Officer of
7900 Callaghan Rd            Shareholder Services                                     the Adviser since September
San Antonio, TX 78229                                                                 2004. Mr.  Neill serves as
(44)                                                                                  President of various
                                                                                      subsidiaries of the Adviser.
                                                                                      Manager with Accenture LLP
                                                                                      from March 2003 to August
                                                                                      2004. Chief Financial Officer
                                                                                      of Cut Craft, Inc., from April
                                                                                      1995 to March 2003.
--------------------------------------------------------------------------------------------------------------------
T. Kelly Niland              Assistant Treasurer        June 2006 to present          Director of Investment
7900 Callaghan Rd                                                                     Operations of the Adviser
San Antonio, TX 78229                                                                 since January 2006. Fund
(45)                                                                                  Accounting Manager with AIM
                                                                                      Investments from June 1992
                                                                                      to January 2006.
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 23 of 55

--------------------------------------------------------------------------------------------------------------------
                                             OWNERSHIP OF THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGRATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                     DOLLAR RANGE                REGISTERED INVESTMENT
                                                     OF EQUITY SECURITIES        COMPANIES OVERSEEN BY
                                                     IN THE FUND HELD AS OF      TRUSTEE IN FAMILY OF
NON-INTERESTED TRUSTEES                              12/31/2006                  INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
J. Michael Belz                                                                            Over $100,000
     China Region Opportunity Fund                          $1-$10,000
     All American Equity Fund                                    --
     Gold Shares Fund                                       $1-$10,000
     World Precious Minerals Fund                           $1-$10,000
     Global Resources Fund                                  $1-$10,000
     Tax Free Fund                                               --
     Near-Term Tax Free Fund                                     --
     U.S. Government Securities Savings Fund                $1-$10,000
     U.S. Treasury Securities Cash Fund                          --
James F. Gaertner                                                                         $50,001-$100,000
     China Region Opportunity Fund                               --
     All American Equity Fund                                    --
     Gold Shares Fund                                            --
     World Precious Minerals Fund                           $1-$10,000
     Global Resources Fund                                  $1-$10,000
     Tax Free Fund                                               --
     Near-Term Tax Free Fund                              $10,001-$50,000
     U.S. Government Securities Savings Fund                     --
     U.S. Treasury Securities Cash Fund                          --
Clark R.  Mandigo                                                                          Over $100,000
     China Region Opportunity Fund                               --
     All American Equity Fund                                    --
     Gold Shares Fund                                            --
     World Precious Minerals Fund                                --
     Global Resources Fund                                       --
     Tax Free Fund                                               --
     Near-Term Tax Free Fund                                     --
     U.S. Government Securities Savings Fund               Over $100,000
     U.S. Treasury Securities Cash Fund                          --
W.W. McAllister, III                                                                     $10,001 - $50,000
     China Region Opportunity Fund                               --
     All American Equity Fund                                    --
     Gold Shares Fund                                            --
     World Precious Minerals Fund                                --
     Global Resources Fund                                       --
     Tax Free Fund                                               --
     Near-Term Tax Free Fund                                     --
     U.S. Government Securities Savings Fund              $10,001-$50,000
     U.S. Treasury Securities Cash Fund                          --                        $10,001-$50,000
W.C.J. van Rensburg
     China Region Opportunity Fund                               --
     All American Equity Fund                                    --
     Gold Shares Fund                                            --
     World Precious Minerals Fund                         $10,001-$50,000
     Global Resources Fund                                $10,001-$50,000
     Tax Free Fund                                               --
     Near-Term Tax Free Fund                                     --
     U.S. Government Securities Savings Fund                     --
     U.S. Treasury Securities Cash Fund                          --
--------------------------------------------------------------------------------------------------------------------


None of the non-interested trustees, nor their immediate family members, own any shares in the Adviser, U.S. Global Brokerage, Inc. or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or U.S. Global Brokerage, Inc.


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 24 of 55

--------------------------------------------------------------------------------------------------------------------
                                             OWNERSHIP OF THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGRATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                     DOLLAR RANGE                REGISTERED INVESTMENT
                                                     OF EQUITY SECURITIES        COMPANIES OVERSEEN BY
                                                     IN THE FUND HELD AS OF      TRUSTEE IN FAMILY OF
INTERESTED TRUSTEES                                  12/31/2006                  INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
Frank Holmes                                                                               Over $100,000
     China Region Opportunity Fund
     All American Equity Fund
     Gold Shares Fund
     World Precious Minerals Fund
     Global Resources Fund
     Tax Free Fund
     Near-Term Tax Free Fund
     U.S. Government Securities Savings Fund
     U.S. Treasury Securities Cash Fund
--------------------------------------------------------------------------------------------------------------------

The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal year ended June 30, 2007. As shown in the table, the Trust is not responsible for compensation of the interested Trustee of the Trust.

--------------------------------------------------------------------------------------------------------------------
                                               COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                                     TOTAL COMPENSATION         TOTAL COMPENSATION FROM
                                                     FROM U.S. GLOBAL           U.S. GLOBAL FUND COMPLEX
NON-INTERESTED TRUSTEES                              INVESTORS FUNDS            TO BOARD MEMBERS (1)(2)
--------------------------------------------------------------------------------------------------------------------
J. Michael Belz, Trustee
James F. Gaertner, Trustee
Clark R. Mandigo, Trustee
W.W. McAllister III, Trustee
W.C.J. van Rensburg, Trustee
INTERESTED TRUSTEE
Frank E. Holmes, Trustee, Chief Executive
 Officer,
Chief Investment Officer
CHIEF COMPLIANCE OFFICER
Charles Lutter, Jr., Chief Compliance Officer

         (1) Total compensation paid by U.S. Global fund complex for period ended June 30, 2007. As of this date, there were thirteen funds in the complex. Messrs. Belz, Holmes and Mandigo serve on boards for all thirteen funds.

         (2) The U.S. Global fund complex does not provide any pension or retirement benefit for the trustees.

--------------------------------------------------------------------------------------------------------------------


CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.



--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 25 of 55

PROXY VOTING POLICIES


Proxies for each fund's portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth below. Each fund's proxy voting record, including information regarding how each fund voted proxies relating to portfolio securities held by the fund, for the twelve month period ended June 30, 2007 is available without charge, upon request, by calling 1-800-US-FUNDS, and on the SEC's website at http://www.sec.gov.


VOTING PROCEDURES

USGI and USGIF have retained Institutional Shareholder Services (ISS), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS Proxy Voting
                                                              ----------------
Guidelines Summary and Concise Global Proxy Voting Guidelines.
------------------     --------------------------------------

While ISS makes the proxy vote recommendations, USGI retains the ultimate authority on deciding how to vote. However, in general, it is USGI's policy to vote in accordance with ISS's recommendations.

Upon receipt of proxy statements on behalf of USGIF, ISS will notify the Compliance Director at USGI of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The Compliance Director will maintain a log of all shareholder meetings that are scheduled and call a meeting of the Proxy Review Committee on a regular basis to consider the recommendations of ISS.

The Review Committee shall consist of the Chief Investment Officer, the Director of Research, and the senior portfolio analysts. In reviewing and evaluating ISS's recommendations, the Proxy Review Committee may consider information from other sources, including the recommendation of a portfolio team member and a subadviser as well as the fundamental and statistical models used by the portfolio department when making investment decisions. One of the primary factors USGI considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that USGI considers in determining how proxies should be voted. As a matter of practice, USGI will vote in accordance with management's position. However, each issue is individually evaluated and USGI will consider its effect on the investment merits of owning that company's shares. With respect to international securities, USGI is mindful of the varied market practices and environments relating to corporate governance in the local regions. USGI's experience as a money manager enables its analysts to understand the complexities of the regions in which they invest and to skillfully analyze the proxy issues relevant to the regions. USGI may decide that it is in its client's best interest to not vote the shares of foreign companies. Upon direction from USGI, ISS will vote the shares.

CONFLICT OF INTEREST

If the Proxy Review Committee determines that, through reasonable inquiry, an issue raises a potential material conflict of interest, the Proxy Review Committee will follow the recommendations of ISS except as follows. If the Proxy Review Committee believes that it would be in the best interest of USGI's clients to vote a proxy other than according to the recommendation of ISS, the committee shall document in writing the basis supporting its determination. A summary of all such votes shall be presented to the board of trustees at the next regularly scheduled meeting of the board.


2007 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

           CONCISE SUMMARY OF ISS 2007 U.S. PROXY VOTING GUIDELINES
                      EFFECTIVE FOR MEETINGS FEB. 1, 2007
                             UPDATED DEC. 15, 2006

1. AUDITORS

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
         o An auditor has a financial interest in or association with the company, and is therefore not independent,


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
         o Fees for non-audit services ("Other" fees) are excessive.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
         o Composition of the board and key board committees;
         o Attendance at board and committee meetings;
         o Corporate governance provisions and takeover activity;
         o Disclosures under Section 404 of Sarbanes-Oxley Act;
         o Long-term company performance relative to a market and peer index;
         o Extent of the director's investment in the company;
         o Existence of related party transactions;
         o Whether the chairman is also serving as CEO;
         o Whether a retired CEO sits on the board;
         o Number of outside boards at which a director serves;
         o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:
         o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
         o Sit on more than six public company boards;
         o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
         o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
         o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
         o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
         o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
         o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
         o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
         o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the
         Classification of Directors below) when:
         o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
         o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

         o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
         o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
         o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
         o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
         o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:
         o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
         o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
         o The company fails to submit one-time transfers of stock options to a shareholder vote;
         o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
         o The company has backdated options (see "Options Backdating" policy);
         o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate. CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.
INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
         o Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
                  - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
                  - Serving as liaison between the chairman and the independent directors,
                  - Approving information sent to the board,
                  - Approving meeting agendas for the board,
                  - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
                  - Having the authority to call meetings of the independent directors,
                  - If requested by major shareholders, ensuring that he is available for consultation and direct communication;
         o Two-thirds independent board;
         o All-independent key committees;
         o Established governance guidelines;
         o The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
         o Long-term financial performance of the target company relative to its industry;
         o Management's track record;
         o Background to the proxy contest;
         o Qualifications of director nominees (both slates);
         o Strategic plan of dissident slate and quality of critique against management;
         o Likelihood that the proposed goals and objectives can be achieved (both slates);
         o Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         o Shareholders have approved the adoption of the plan; or
         o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
         o No lower than a 20% trigger, flip-in or flip-over;
         o A term of no more than three years;
         o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
         o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
         o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
         o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
         o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
         o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
         o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
         o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.
ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing


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

the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

POOR PAY PRACTICES
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:
         o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
         o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
         o Huge bonus payouts without justifiable performance linkage or proper disclosure;
         o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
         o Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
         o New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);
         o Excessive severance provisions (e.g., including excessive change in control payments);
         o Change in control payouts without loss of job or substantial diminution of job duties;
         o Internal pay disparity;
         o Options backdating (covered in a separate policy); and

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
         o The total cost of the company's equity plans is unreasonable;
         o The plan expressly permits the repricing of stock options without prior shareholder approval;
         o There is a disconnect between CEO pay and the company's performance;
         o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
         o The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
         o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
         o Vesting schedule or mandatory holding/deferral period:
                  - A minimum vesting of three years for stock options or restricted stock; or
                  - Deferred stock payable at the end of a three-year deferral period.
         o Mix between cash and equity:
                  - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
                  - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
         o No retirement/benefits and perquisites provided to non-employee directors; and
         o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
         o Purchase price is at least 85% of fair market value;

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

         o Offering period is 27 months or less; and
         o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
         o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
         o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
         o Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;
         o No discount on the stock price on the date of purchase, since there is a company matching contribution.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
         o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
         o Length of time of options backdating;
         o Size of restatement due to options backdating;
         o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
         o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
         o The triggering mechanism should be beyond the control of management;
         o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;
         o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
         o The company is conducting animal testing programs that are unnecessary or not required by regulation;
         o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
         o The company has been the subject of recent, significant controversy related to its testing programs.

DRUG PRICING AND RE-IMPORTATION
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
         o The existing level of disclosure on pricing policies;
         o Deviation from established industry pricing norms;
         o The company's existing initiatives to provide its products to needy consumers;

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

         o Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
TOBACCO
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.
Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.
ARCTIC NATIONAL WILDLIFE REFUGE
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
         o New legislation is adopted allowing development and drilling in the ANWR region;
         o The company intends to pursue operations in the ANWR; and
         o The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:
         o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
         o The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions. Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
         o The company does not maintain operations in Kyoto signatory markets;
         o The company already evaluates and substantially discloses such information; or,
         o Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

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

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. OUTSOURCING/OFF-SHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.
COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
         o Past performance as a closed-end fund;
         o Market in which the fund invests;
         o Measures taken by the board to address the discount; and
         o Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

            ISS 2007 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
                      EFFECTIVE FOR MEETINGS FEB. 1, 2007
                             UPDATED DEC. 15, 2006

The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

OPERATIONAL ITEMS
FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
o There are concerns about the accounts presented or audit procedures used; or
o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
APPOINTMENT OF AUDITORS AND AUDITOR FEES
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o There are serious concerns about the accounts presented or the audit procedures used;
o The auditors are being changed without explanation; or
o Non-audit-related fees are substantial or are routinely in excess of standard annual audit related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


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

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless: o There are serious concerns about the statutory reports presented or the audit procedures used;
o Questions exist concerning any of the statutory auditors being appointed; or
o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o The payout is excessive given the company's financial position.
STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.
CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.
BOARD OF DIRECTORS
DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
o Adequate disclosure has not been provided in a timely manner;
o There are clear concerns over questionable finances or restatements;
o There have been questionable transactions with conflicts of interest;
o There are any records of abuses against minority shareholder interests; or
o The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees. Please see the International Classification of Directors on the following page.

2007 INTERNATIONAL CLASSIFICATION OF DIRECTORS
EXECUTIVE DIRECTOR
o Employee or executive of the company;
o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)
o Any director who is attested by the board to be a non-independent NED;
o Any director specifically designated as a representative of a significant shareholder of the company;


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

o Any director who is also an employee or executive of a significant shareholder of the company;
o Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
o Government representative;
o Currently provides (or a relative1 provides) professional services(4) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
o Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(2));
o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
o Relative(1) of current employee of the company or its affiliates;
o Relative(1) of former executive of the company or its affiliates;
o A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
o Founder/co-founder/member of founding family but not currently an employee;
o Former executive (five-year cooling off period);
o Years of service will NOT be a determining factor unless it is recommended best practice in a market:
--9 years (from the date of election) in the United Kingdom and Ireland;
--12 years in European markets.
INDEPENDENT NED
o No material(3) connection, either direct or indirect, to the company other than a board seat.
EMPLOYEE REPRESENTATIVE
o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).
FOOTNOTES:
(1) "Relative" follows the SEC's proposed definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
(2) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
(3) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
(4) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry. Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

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

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
o There are serious questions about actions of the board or management for the year in question; or
o Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
BOARD STRUCTURE
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
CAPITAL STRUCTURE
SHARE ISSUANCE REQUESTS
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


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

DEBT ISSUANCE REQUESTS
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
SHARE REPURCHASE PLANS
Vote FOR share repurchase plans, unless:
o Clear evidence of past abuse of the authority is available; or
o The plan contains no safeguards against selective buybacks.
REISSUANCE OF SHARES REPURCHASED
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
OTHER
REORGANIZATIONS/RESTRUCTURINGS
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
MERGERS AND ACQUISITIONS
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
REINCORPORATION PROPOSALS
Vote reincorporation proposals on a CASE-BY-CASE basis.


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

EXPANSION OF BUSINESS ACTIVITIES
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
RELATED-PARTY TRANSACTIONS
Vote related-party transactions on a CASE-BY-CASE basis.
COMPENSATION PLANS
Vote compensation plans on a CASE-BY-CASE basis.
ANTITAKEOVER MECHANISMS
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
SHAREHOLDER PROPOSALS
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.



Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the fund's website at www.usfunds.com and on the SEC's website at http://www.sec.gov.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of ___________, 2007 (no more than 30 days), the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund. The Trust is aware of the following person(s) owning of record, or beneficially, more than 5% of the outstanding shares of any fund as, 2007 (no more than 30 days).

====================================================================================================================
                                                                                      PERCENTAGE         TYPE OF
          FUND                                    SHAREHOLDERS                          OWNED           OWNERSHIP
--------------------------------------------------------------------------------------------------------------------
China Region Fund


Global Resources Fund



Gold Shares Fund


Tax Free Fund


Near-Term Tax Free Fund

World Precious Minerals



------------------------
(

====================================================================================================================


                    INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser to the funds is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the

--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the funds' prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers and trustees of the Trust if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser at cost for a portion of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Adviser pays the expense of printing and mailing the prospectuses and sales materials used for promotional purposes.




--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 40 of 55

The Trust pays the Adviser a separate management fee for each fund in the Trust. Such fee is based on varying percentages of average net assets. The Adviser has contractually limited total fund operating expenses to not exceed 1.75% for the All American Fund, 0.70% for the Tax Free Fund, 0.45% for the Near-Term Tax Free Fund, 0.45% for the U.S. Government Securities Savings Fund, and 1.00% for the U.S.Treasury Securities Cash Fund on an annualized basis through November 1, 2008, and until such later date as the Adviser determines. For the last three fiscal years ended June 30, 2007, the funds paid the following management fees (net of expenses paid by the Adviser or fee waivers):

[Chart]

====================================================================================================================
                                 FUND                                   2005            2006            2007
--------------------------------------------------------------------------------------------------------------------
Gold Shares Fund                                                     $   514,740     $   878,795     $
World Precious Minerals Fund                                         $ 2,561,470     $ 3,737,516     $
Global Resources Fund                                                $ 2,501,819     $ 5,819,998     $
China Region Fund                                                    $   405,492     $   565,352     $
All American Fund                                                    $    11,833     $    65,912     $
Tax Free Fund                                                        $         0     $         0     $
Near-Term Tax Free Fund                                              $         0     $         0     $
U. S. Government Securities Savings Fund                             $ 1,060,277     $ 1,067,038     $
U.S. Treasury Securities Cash Fund                                   $   577,679     $   575,002     $
====================================================================================================================




The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

                                              ADVISORY FEE SCHEDULE

====================================================================================================================
              NAME OF FUND                              ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSET
--------------------------------------------------------------------------------------------------------------------
Gold Shares, All American, and Tax Free Funds      0.75% of the first $250,000,000 and 0.50% of the excess
U.S. Treasury Securities Cash and                  0.50% of the first $250,000,000 and 0.375% of the excess
   U.S. Government Securities Savings Funds
World Precious Minerals and                        1.00% of the first $250,000,000 and 0.50% of the excess
   Global Resources Funds
Near-Term Tax Free Fund                            0.50%
China Region Fund                                  1.25%
====================================================================================================================


The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the funds available on their omnibus platforms a "servicing fee" and other non-cash compensation for performing certain administrative servicing functions for fund shareholders. These payments and compensation are in addition to the fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.



--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

From time to time, the Adviser or U.S. Global Brokerage, Inc. may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.


The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or "interested persons" of any party thereto (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned.

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the funds' shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the funds' shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing each fund's shares pursuant to a distribution agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners and other financial representatives for the sale of the fund's shares. Following such sales, a fund will receive the net asset value per share.

Pursuant to the Distribution Agreement, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the funds' shares for sale in states in which the board of trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the funds' shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing prospectuses, Statements of Additional Information, and any supplements thereto, sent to existing holders of the funds' shares. U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing prospectuses, Statements of Additional Information and reports prepared for its use in connection with the offering of the funds' shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) day written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted hereunder.


The transfer agency agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. (USSI) the following: an annual fee of $10,000, effective April 1, 2007, per fund and $15 per account for the China Region Opportunity Fund, the All American Equity Fund, the Gold Shares Fund, the World Precious Minerals Fund, the Global Resources Fund, the Tax Free Fund and the Near-Term Tax Free Fund, and $21 per account for the U. S. Government Securites Savings Fund and the U.S. Treasury Securities Cash Fund. In addition, the funds will bear transaction-related expenses, other miscellaneous expenses, and out-of-pocket expenses. ). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, each fund shall pay to USSI a monthly fee equal to one-twelfth (1/12) of 20 basis points (.0020) of the value of the shares of the funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functionsThe board of trustees has approved the transfer agency and related agreements through February 28, 2008. For the last three fiscal years ended June 30, 2007, the funds paid the following amounts for transfer agency fees and expenses (net of expenses paid by the Adviser or voluntary fee waivers):

--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

====================================================================================================================
                              FUND                                        2005*           2006*          2007*
--------------------------------------------------------------------------------------------------------------------
Gold Shares Fund                                                       $  331,457     $   321,201    $
World Precious Minerals Fund                                           $  527,018     $   676,923    $
Global Resources Fund                                                  $  500,952     $ 1,453,247    $
China Region Fund                                                      $  107,206     $   119,779    $
All American Fund                                                      $   90,551     $    82,269    $
Tax Free Fund                                                          $   11,801     $         0    $
Near-Term Tax Free Fund                                                $        0     $         0    $
Government Securities Savings Fund                                     $  401,066     $   353,547    $
Treasury Securities Cash Fund                                          $  197,640     $   177,725    $
====================================================================================================================

*Note that transfer agency fees and expenses through March 2007 were paid in accordance with a previous agreement with USSI.

Brown Brothers Harriman & Co., an independent service provider, provides the funds with bookkeeping, accounting, and custody services and determines the daily net asset value for each of the funds. For the last three fiscal years ended June 30, 2007, the funds paid the following amounts for bookkeeping and accounting services:

===================================================================================================================
                              FUND                                        2005          2006            2007
-------------------------------------------------------------------------------------------------------------------
Gold Shares Fund                                                       $   58,000    $   103,002     $
World Precious Minerals Fund                                           $  168,831    $   305,903     $
Global Resources Fund                                                  $  178,756    $   480,213     $
China Region Fund                                                      $   57,950    $    58,446     $
All American Fund                                                      $   43,000    $    27,120     $
Tax Free Fund                                                          $   54,300    $    36,993     $
Near-Term Tax Free Fund                                                $   57,407    $    40,072     $
Government Securities Savings Fund                                     $   65,857    $    75,039     $
Treasury Securities Cash Fund                                          $   44,100    $    23,881     $
====================================================================================================================

All fees paid to the Adviser during the fiscal year ended June 30, 2007 (including management and transfer agency but net of reimbursements) totaled $___________. During the fiscal year ended June 30, 2006, the Adviser also recouped fees previously waived for the Treasury Securities Cash Fund in the amount of $_______. Additionally, the Adviser was reimbursed at cost for in-house legal and internal administration services pertaining to each fund during the year ended June 30, 2007, in the amounts of $_________ and $________, respectively. A&B Mailers, Inc., a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Board of Trustees of the Trust and A&B Mailers, Inc. Each service is priced separately. For the fiscal year ended June 30, 2007, the funds paid A&B Mailers, Inc. $_____for mail handling services.


                              PORTFOLIO MANAGERS

COMPENSATION FOR ALL PORTFOLIO MANAGERS

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

MONTHLY AND QUARTERLY BONUS. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of each fund's Lipper peer group or is awarded certain rankings by third-party ranking services. The portfolio managers serving on investment teams providing advisory services to accounts with performance-based fees are given bonuses if the account exceeds certain sector-specific benchmarks.

--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.


Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Adviser's operational earnings, an annual bonus based upon the performance of the Adviser's own investment account, and a quarterly or annual performance fee bonus for the management of the four offshore accounts.



PORTFOLIO MANAGER: FRANK E. HOLMES


OTHER MANAGED ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
                                         NUMBER                          NUMBER OF             TOTAL ASSETS OF
                                           OF           TOTAL         PERFORMANCE FEE          PERFORMANCE FEE
         TYPE OF ACCOUNT                ACCOUNTS       ASSETS             ACCOUNTS                 ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
Registered investment companies             1                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Pooled investment vehicles                  4                                 4                           xxxx
--------------------------------------------------------------------------------------------------------------------
Other accounts                              2                                 1                           xxxx
--------------------------------------------------------------------------------------------------------------------



The Adviser manages four other client accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures (please see page 50 for a full description of the policy) designed to address this potential conflict.


Mr. Holmes also manages the Adviser's own investment account and earns a bonus based on the performance of the investments. The payment of a bonus may create an incentive to give preferential treatment to the Adviser's own account. The Adviser has adopted trade allocation procedures and a code of ethics designed to address this potential conflict.


OWNERSHIP OF SECURITIES

           ---------------------------------------------------------------------------------------------------------
           NAME OF FUND                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                               FUND HELD AS OF 06/30/2007
           ---------------------------------------------------------------------------------------------------------
           China Region Opportunity Fund
           ---------------------------------------------------------------------------------------------------------
           All American Equity Fund
           ---------------------------------------------------------------------------------------------------------
           World Precious Minerals Fund
           ---------------------------------------------------------------------------------------------------------
           Global Resources Fund
           ---------------------------------------------------------------------------------------------------------
           Gold Shares Fund
           ---------------------------------------------------------------------------------------------------------
           Tax Free Fund
           ---------------------------------------------------------------------------------------------------------
           Near-Term Tax Free Fund
           ---------------------------------------------------------------------------------------------------------
           U.S. Treasury Securities Cash Fund
           ---------------------------------------------------------------------------------------------------------
           U.S. Government Securities Savings Fund
           ---------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER: JOHN DERRICK


OTHER MANAGED ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
                                         NUMBER                          NUMBER OF             TOTAL ASSETS OF
                                           OF           TOTAL         PERFORMANCE FEE          PERFORMANCE FEE
         TYPE OF ACCOUNT                ACCOUNTS       ASSETS             ACCOUNTS                 ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
Registered investment companies             1                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Pooled investment vehicles                  0                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Other accounts                              1                                 0                              0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 44 of 55

The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

OWNERSHIP OF SECURITIES

              ------------------------------------------------------------------------------------------------------
              NAME OF FUND                                     DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                               FUND HELD AS OF 06/30/2007
              ------------------------------------------------------------------------------------------------------
              All American Equity Fund
              ------------------------------------------------------------------------------------------------------
              Tax Free Fund
              ------------------------------------------------------------------------------------------------------
              Near-Term Tax Free Fund
              ------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER: ROMEO DATOR


OTHER MANAGED ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
                                         NUMBER                          NUMBER OF             TOTAL ASSETS OF
                                           OF          TOTAL          PERFORMANCE FEE          PERFORMANCE FEE
         TYPE OF ACCOUNT                ACCOUNTS       ASSETS             ACCOUNTS                 ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
Registered investment companies             1                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Pooled investment vehicles                  0                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Other accounts                              1                                 0                              0
--------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 45 of 55

The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

OWNERSHIP OF SECURITIES

              ------------------------------------------------------------------------------------------------------
              NAME OF FUND                                    DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                              FUND HELD AS OF 06/30/2007
              ------------------------------------------------------------------------------------------------------
              China Region Opportunity Fund
              ------------------------------------------------------------------------------------------------------
              All American Equity Fund
              ------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER: BRIAN HICKS


OTHER MANAGED ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
                                         NUMBER                          NUMBER OF             TOTAL ASSETS OF
                                           OF          TOTAL          PERFORMANCE FEE          PERFORMANCE FEE
         TYPE OF ACCOUNT                ACCOUNTS       ASSETS             ACCOUNTS                 ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
Registered investment companies             1                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Pooled investment vehicles                  0                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Other accounts                              1                                 0                              0
--------------------------------------------------------------------------------------------------------------------



The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

OWNERSHIP OF SECURITIES

           ---------------------------------------------------------------------------------------------------------
           NAME OF FUND                                       DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                              FUND HELD AS OF 06/30/2007
           ---------------------------------------------------------------------------------------------------------
           Global Resources Fund                              $10,001-$50,000
           ---------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER: EVAN SMITH


OTHER MANAGED ACCOUNTS

--------------------------------------------------------------------------------------------------------------------
                                         NUMBER                          NUMBER OF             TOTAL ASSETS OF
                                           OF          TOTAL          PERFORMANCE FEE          PERFORMANCE FEE
         TYPE OF ACCOUNT                ACCOUNTS       ASSETS             ACCOUNTS                 ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
Registered investment companies             1                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Pooled investment vehicles                  0                                 0                              0
--------------------------------------------------------------------------------------------------------------------
Other accounts                              1                                 0                              0
--------------------------------------------------------------------------------------------------------------------



The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

OWNERSHIP OF SECURITIES

           ---------------------------------------------------------------------------------------------------------
            NAME OF FUND                                       DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                               FUND HELD AS OF 06/30/2007
           ---------------------------------------------------------------------------------------------------------
           Global Resources Fund
           ---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

PORTFOLIO MANAGER: RALPH ALDIS

                                                                                  TOTAL ASSETS OF PERFORMANCE
OTHER MANAGED ACCOUNTS                                 NUMBER OF ACCOUNTS                 FEE ACCOUNTS
A.         Registered investment companies:                    0                                      0
B.         Other pooled investment vehicles:                   3
C.         Other accounts:                                     1                                      0

The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

OWNERSHIP OF SECURITIES

              ------------------------------------------------------------------------------------------------------
               NAME OF FUND                                    DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                               FUND HELD AS OF 06/30/2007
              ------------------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------








                   BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisory Agreement between the Trust and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the board of trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Tax Free Fund and Near-Term Tax Free Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

The brokerage fees paid by the following funds for the three fiscal periods ended June 30 were as follows:


                                                                         2005            2006            2007
Gold Shares Fund                                                     $                               $
World Precious Minerals Fund                                         $                               $
Global Resources Fund                                                $                               $
China Region Fund                                                    $                               $
All American Fund                                                    $                               $



During the fiscal year ended June 30, 2007, the funds paid approximately $_________in brokerage commissions to firms that provided research services. These trades involved approximately $_____________in principal value. The brokerage fees paid in this manner for each fund were as follows:

                                                                           COMMISSIONS         PRINCIPAL VALUE
Gold Shares Fund                                                           $                   $
World Precious Minerals Fund                                               $                   $
Global Resources Fund                                                      $                   $
China Region Fund                                                          $                   $
All American Fund                                                          $                   $
Total                                                                      $                   $




--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 48 of 55

                  TRADE AGGREGATION AND ALLOCATION PROCEDURES

The Adviser has adopted Trade Aggregation and Allocation Procedures (the "Procedures") under which the Adviser may aggregate client (including the Funds) purchase or sale orders and may also aggregate orders for the Adviser's own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Adviser's Procedures are designed to ensure that each of the Adviser's clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser's duty of best execution and with the client's investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the Funds' ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.

Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

         1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid.

         2. Securities of the same issuer must already exist in the fund's portfolio.

         3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq-AMEX.

         4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange.

         5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

         6. The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 49 of 55
the same manner as portfolio securities of the fund are valued. See the section entitled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

ADDITIONAL INFORMATION ON REDEMPTIONS

WIRE REDEMPTIONS - TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. When shares of the Treasury Securities Cash Fund and Government Securities Savings Fund are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus and bank wire instructions are established), or by mailing instructions with a signature guarantee to U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234. A bank processing fee for each bank wire will be charged to the shareholder's account. The shareholder may change the account that has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.

CHECK REDEMPTIONS - TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. Upon receipt of a completed application indicating election of the check-writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.

The check writing withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until the check is processed. If a check for the balance of the account is presented for payment, the dividends will close out and generate a dividend check and close the account. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked "insufficient funds." Checks written against shares which have been in the account less than 10 business days and were purchased by check or ACH will be returned as uncollected funds. A shareholder may avoid this 10-business-day requirement by purchasing by bank wire.

The Trust reserves the right to terminate generally, or alter generally, the check writing service or to impose a service charge upon 30 days' prior notice to shareholders.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the Gold Shares Fund or the China Region Fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the Gold Shares Fund or China Region Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of the Gold Shares Fund or China Region Fund receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission
(SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.




--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 50 of 55

                             TAXATION OF THE FUNDS

                      TAXATION OF THE FUNDS - IN GENERAL

As stated in its prospectus, each fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, no fund will be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the Tax Free Fund and Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from Federal income tax. The Tax Free and Near-Term Tax Free Funds intend to satisfy this requirement.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Tax Free and Near-Term Tax Free Funds. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The funds intend to make such distributions as may be necessary to avoid this excise tax.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.

TAXATION OF THE FUNDS' INVESTMENTS


Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. The loss carryforward and related expiration dates for each fund, as of June 30, 2007, are as follows:

==================================================================================================================
                                FUND                                            LOSS               EXPIRATION
                                                                            CARRYFORWARDS             DATE
---------------------------------------------------------------------    --------------------   ------------------
U.S. Treasury Securities Cash                                               $
U.S. Government Securities Savings                                          $
Near-Term Tax Free                                                          $
Tax Free                                                                    $
All American                                                                $
China Region Opportunity                                                    $
Global Resources                                                            $
World Precious Minerals                                                     $
Gold Shares                                                                 $
==================================================================================================================

==================================================================================================================
                                                                POST                            POST
                                                         OCTOBER 31, 2006,                OCTOBER 31, 2006,
                      FUND                             CAPITAL LOSS DEFERRAL           CURRENCY LOSS DEFERRAL
------------------------------------------------------------------------------------------------------------------
Near-Term Tax Free                                           $
Gold Shares                                                  $
==================================================================================================================

The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 2007.



--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

For Federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest for Federal income tax purposes as earned by a fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a fund's taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described above. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This additional discount represents market discount for income tax purposes. To the extent that a fund purchases municipal bonds at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A fund whose portfolio is subject to the market discount rules may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the fund makes the election to include market discount currently. Because a fund must take into account all original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for a fund to make the distributions required under Subchapter M of the Code and to avoid the 4% excise tax described above. To the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if


--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 52 of 55
this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

TAXATION OF THE SHAREHOLDER

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January. Since none of the net investment income of the Tax Free Fund, the Treasury Securities Cash Fund, the Government Securities Savings Fund, or the Near-Term Tax Free Fund is expected to arise from dividends on domestic common or preferred stock, none of these funds' distributions will qualify for the 70% corporate dividends-received deduction.

Distributions by a fund, other than the Treasury Securities Cash Fund and the Government Securities Savings Fund, will result in a reduction in the fair market value of fund shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

To the extent that the Tax Free and Near-Term Tax Free Funds' dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by the funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the funds are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the "average annual method." Since the Tax Free Fund and the Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Tax Free Fund or the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

The Tax Free Fund and the Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, is subject to the Federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as "tax preference items"). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from Federal income tax are rendered by recognized bond counsel to the issuers. Neither the Adviser's nor the Trust's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.



--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds
                                                                   Page 53 of 55

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If a fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund;
(2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.



--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and statement of additional information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

                 CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities, Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust.

                                  DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.

                             FINANCIAL STATEMENTS


The financial statements for the fiscal year ended June 30, 2007, are hereby incorporated by reference from the Funds' 2007 Annual Report to Shareholders dated June 30, 2007. A copy of the financial statement will be provided, free of charge, upon request to U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637 or 210-308-1234.


          INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND LEGAL COUNSEL


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the funds' annual financial statements, review certain regulatory reports and the funds' federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of the Trust. Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois, 60601, serves as legal counsel to the Trust and to the independent trustees of the Trust.







--------------------------------------------------------------------------------
               Statement of Additional Information - U.S. Global Investors Funds

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS
The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

     (a) 1. Second Amended and Restated Master Trust Agreement, dated August 16, 2000, incorporated by reference to Post-Effective Amendment No. 86 filed September 1, 2000 (EDGAR Accession No. 0000101507-00-000011).

         2. Amendment No. 1 dated July 8, 2002, to the Second Amended and Restated Master Trust Agreement, dated August 16, 2000, incorporated by reference to Post-Effective Amendment No. 89 filed August 30, 2002 (EDGAR Accession No.
              0000101507-02-000010).


         3. Amendment No. 2 dated April 25, 2007, to the Second Amended and Restated Master Trust Agreement dated August 16, 2000, included herein.


     (b) By-laws, incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement (EDGAR Accession No. 0000101507-99-000019).

     (c) Instruments Defining Rights of Security Holders. Not applicable.

     (d) Advisory Agreement with U.S. Global Investors, Inc., dated October 1989 incorporated by reference to Post-Effective Amendment No. 62 (EDGAR Accession No. 0000101507-99-000019).


     (e) 1. Specimen Dealer Agreement between principal underwriter and brokers, included herein.


         2. Specimen Bank/Trust Agreement (Type 2) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 90 filed November 1, 2002 (EDGAR Accession No. 0000101507-02-000011).

     (f) Bonus or Profit Sharing Contracts. Not applicable.

     (g) 1. Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

         2. Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No.
              (0000754811-01-500016).

         3. Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. (0000754811-01-500016).

         4. Amendment dated February 21, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. (0000754811-01-500016).


         5. Amendment dated April 23, 2006, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No.
              0000101507-06-000020).

     (h) 1. Transfer Agency Agreement dated April 1, 2007, between Registrant and United Shareholder Services, Inc., included herein.

         2. Expense Cap Agreement between U.S. Global Investors, Inc. and the U.S. Global Investors Funds, dated ____________, will be submitted with the 485(b) filing.



     (i) 1. Opinion of Goodwin, Procter & Hoar, incorporated by reference to Post- Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

         2. Opinion of Goodwin Procter & Hoar included herein, incorporated by reference to Post- Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

     (j) Consent of registered public accounting firm, KPMG LLP, will be submitted with the 485(b) filing.


     (k) Omitted Financial Statements. Not applicable.

     (l) Initial Capital Agreements. Not applicable.

     (m) Rule 12b-1 Plan. Not applicable.

     (n) Rule 18f-3 Plan. Not applicable.

     (o) 1. Power of Attorney dated August 13, 1999, incorporated by reference to Post-Effective Amendment 84 filed August 31, 1999 (EDGAR Accession No. 0000101507-99-000019).


         2. Power of Attorney dated October 26, 2006, incorporated by reference to Post- Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

     (p) 1. Code of Ethics for U.S. Global Investors Funds, dated June 28, 1989, as amended February 11, 2005, incorporated by reference to Post-Effective Amendment 93 filed September 2, 2005, (EDGAR Accession No. 0000101507-05-000013).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "Principal Holders of Securities."

ITEM 25. INDEMNIFICATION

Under Article VI of the Registrant's Second Amended and Restated Master Trust Agreement, each of its Trustees and officers or person serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered

Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Fund Management" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS
     (a) U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds and U.S. Global Accolade Funds shares, effective September 3, 1998.

     (b) The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.


         NAME AND PRINCIPAL                    POSITIONS AND OFFICES             POSITIONS AND OFFICES
         BUSINESS ADDRESS                      WITH UNDERWRITER                  WITH REGISTRANT
         ----------------                      ----------------                  ---------------
         Shannon F. Neill                      Director                          Vice President,
         7900 Callaghan Road                   President                         Shareholder Services
         San Antonio, TX 78229

         Catherine A. Rademacher               Chief Financial Officer           Treasurer
         7900 Callaghan Road
         San Antonio, TX 78229

         T. Kelly Niland                       Director,                         Assistant Treasurer
         7900 Callaghan Road                   Portfolio Administration
         San Antonio, TX  78229

         Sheila A. Matthys                     Secretary                         Assistant Secretary
         7900 Callaghan Road
         San Antonio, TX 78229



     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
All accounts and records maintained by the registrant are kept at the registrant's office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Investors Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES
Not applicable.

ITEM 30. UNDERTAKINGS
Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on this 1st day of November, 2007.

                                U.S. GLOBAL INVESTORS FUNDS



                                By: /s/ Frank E. Holmes
                                   -----------------------------------------
                                   Frank E. Holmes
                                   President, Chief Executive Officer, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signature                                Title                                        Date
            ---------                                -----                                        ----
* /s/ James F. Gaertner
--------------------------------
James F. Gaertner                               Trustee                                     November 1, 2007


* /s/ J. Michael Belz
--------------------------------
J. Michael Belz                                 Trustee                                     November 1, 2007


--------------------------------
Frank E. Holmes                                 Trustee, President,                         November 1, 2007
                                                Chief Executive Officer

* /s/ Clark R. Mandigo
--------------------------------
Clark R. Mandigo                                Trustee                                     November 1, 2007


* /s/Walter W. McAllister, III
--------------------------------
Walter W. McAllister, III                       Trustee                                     November 1, 2007


* /s/W.C.J. van Rensburg
--------------------------------
W.C.J. van Rensburg                             Trustee                                     November 1, 2007


-----------------------------
Catherine A. Rademacher                         Treasurer                                   November 1, 2007

*BY: /s/ Susan B. McGee
     -------------------------------
     Susan B. McGee
     Attorney-in-Fact under
     Power of Attorney Dated
     August 13, 1999; and
     October 26, 2006

                                 EXHIBIT INDEX

EXHIBIT
  NO.        DESCRIPTION OF EXHIBIT

(a) 3        Amendment No. 2 to the Second Amended and Restated Master Trust
             Agreement
(e) 1 Specimen Dealer Agreement between principal underwriter and brokers
(h) 1 Transfer Agency Agreement dated April 1, 2007, between Registrant and United Shareholder Services, Inc.